VAN ECK GLOBAL
                                                  SEMI-ANNUAL REPORT
                                                       June 30, 1999
Van Eck Funds
     Asia Dynasty Fund
           Global Hard Assets Fund
                Global Leaders Fund
                        Gold/Resources Fund
                                International Investors Gold Fund
                                         U.S. Government Money Fund


GLOBAL INVESTMENTS SINCE 1955

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                            VAN ECK ASIA DYNASTY FUND
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Dear Fellow Shareholder:

In the first half of 1999, Asian stock markets made substantial gains, fueled by ample liquidity and a rebound in growth expectations that took many by surprise. The Van Eck Asia Dynasty Fund was correctly positioned to capitalize on this rebound and achieved a total return of 69.5% over the six-month period. We are pleased to report that your Fund is ranked first for the one-, three- and five-year periods ended June 30, 1999, according to Standard & Poor's Micropal.* Your Fund also compared favorably to the Morgan Stanley Capital International Far East Free Ex-Japan Index, which rose 45.8% during the first half of 1999. As always, we strive to achieve competitive returns while controlling risk.

REVIEW
All Asian markets posted large gains during the period under review, led by China and Indonesia. These rallies were fueled by an environment of strong financial liquidity in most countries. Asia as a whole is still running large trade surpluses, and the flow of investments into these countries has been strong. Both of these factors would naturally lead to a strengthening of local currencies. However, to ensure that the competitive gain won by devaluation is not whittled away, Asian governments have intervened (or threatened to intervene) to prevent substantial appreciation of their currencies. By selling the local currency and buying foreign currencies, they have provided the domestic financial systems with plenty of liquidity. The most obvious manifestation of this is in sharply lower interest rates, many of which are below pre-crisis levels. As the attraction of putting money on deposit with banks has lessened, money has instead been directed into stocks.

This liquidity may have been responsible for the initial surge in stock prices, but the improving fundamentals certainly justify further price increases. Not only are there increasing signs of economic recovery, there are also many examples of value-enhancing corporate restructurings taking place. These two factors combined should cause a very strong upturn in earnings for at least this year and next.

REVIEW BY MARKET

The HONG KONG MARKET began the year in relatively poor shape. The economy appeared to be lagging other Asian economies due to high real interest rates and a perception that the Chinese economy was still slowing despite huge efforts to revive growth through government spending. In addition, there was an overhang of stock from government stock market support in 1998. As the year progressed, more positive news emerged and the Hong Kong market ended the first half up 35% in U.S. dollar terms. The government announced the resumption of land sales, which was seen as a vote of confidence in recovering property prices. Although CHINA'S WTO (World Trade Organization) talks with the U.S. did not ultimately bear fruit, significant concessions were made and the commitment to liberalization and reform in China is heartening. The most significant change, in our opinion, is the shift to aggressive reflation in China. Provided interest rates remain stable in Hong Kong, Chinese reflation ought to be hugely positive for both Chinese and Hong Kong stocks, despite the fact that greater reflation may lead to the depreciation of the Chinese currency at some time in the future. Your Fund has been relatively underweight in Hong Kong through the first half of the year. In the second quarter, we added to China-related stocks, including China Everbright (a financial conglomerate) and China Telecom.

The TAIWANESE MARKET lagged behind other Asian markets, although it still managed to gain 32% in the first half. The Taiwanese economy did not experience the same excesses as other Asian economies principally because capital controls are tighter in Taiwan. This economy is therefore not quite on the same track as other Asian economies and will not rebound as dramatically. Because of these capital controls, the Taiwanese market is particularly sensitive to inward capital flows generated by strong exports. The key to exports is the electronics cycle, which has turned very positive. The book-to-bill ratio (the ratio of electronics orders to shipments) is now at 1.3, the highest since 1996. Consequently, your Fund has been building up positions in leading stocks in the electronics sector, such as Acer and Asustek.

In economic terms, the biggest rebound has been seen in KOREA, which is currently growing at about 7%. Huge inflows into domestic mutual funds have propelled the market upwards, allowing many indebted companies to issue equity to reduce their debt-to-equity ratios. The market, which gained over 63% in the first half, has benefited significantly from company restructuring plans, which have reduced costs and increased the low returns on equity that have been the norm in the past.

MALAYSIA successfully defied the skeptics by engineering a recovery in its domestic economy despite (or perhaps because of) capital controls that were put in place last year. These capital controls have now been substantially lifted and have been replaced by a staggered capital gains tax. Political infighting was a focus for the market in the first half, as the corruption trial of former Deputy Prime Minister Anwar Ibrahim made headlines. Although the political noise has abated somewhat, Prime Minister Mahathir may be

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                            VAN ECK ASIA DYNASTY FUND
--------------------------------------------------------------------------------

tempted to call early elections, which would probably be positive for stocks. Looking to the next quarter, Malaysia has room to reduce interest rates further and this is what typically drives stock market performance here. We re-entered the Malaysian market in the first half. Your Fund currently has holdings in the financial, motor and gaming sectors. We expect the market, which saw a rise of 38% in the first half, to rise further, particularly if it is readmitted to the major benchmark indices later in the year.

The Fund has remained overweight in INDONESIA throughout the last six months, participating fully in a market that rose 98% over that period. The key event for Indonesia was the first fully democratic elections in 30 years, which took place in the second quarter. These elections were conducted in a substantially more peaceful atmosphere than many dared to hope for. On the negative side, the counting of votes has taken far longer than anticipated, giving rise to charges of manipulation. Although the final results have yet to be announced, it appears clear that Megawati Sukarnoputri's PDI party has secured the largest amount of votes. The next stage is the election of the President, which will involve a great deal of political maneuvering among the many parties. Meanwhile, the economy returned to growth in the first quarter of 1999. Although the growth was only 0.3%, this was substantially better than expected. Interest rates have also declined dramatically from over 40% to 17% at June 30. The Fund is currently invested in the banking and automotive sectors in this country.

The PHILIPPINE MARKET (+29%) was driven by indications of a recovery in domestic consumption, frequent reductions in interest rates, and a pickup in corporate mergers and acquisitions activity. The Fund is currently invested in stocks that should benefit from these trends. These range from the nation's leading fast food company (Jollibee) to its dominant telecommunications operator (PLDT).

With improving Asian trade and strong electronics orders, it is not surprising that SINGAPORE STOCKS fared well in the first half of 1999, rising 53%. Singapore companies have been among the most eager to restructure, which has also contributed to returns. During the first half a number of companies (principally banks) indicated their intention to merge the foreign and local shareholdings, causing the foreign shares, which had traded at a substantial premium, to underperform. The Fund benefited from this trend by buying options on local shares in Singapore Airlines, which has made it known that they intend to merge their shares.

In THAILAND (+46%) the pace of restructuring non-performing loans has picked up over the last few months, contributing to the reduction of these bad debts. This process has been substantially aided by the passage of a number of measures to establish a more effective bankruptcy procedure. Continued interest rate cuts have also helped. Just as importantly, the banks have demonstrated more zeal to go after recalcitrant debtors. The Fund is overweight this market, with domestic consumption, property and finance stocks.

After a strong start to the year, the INDIAN MARKET failed to keep pace with the rest of Asia in the second quarter (still ending the first half up 33%). This was largely due to the fall of the Indian Government, which lost a vote of confidence by one vote, marking the end of the third Indian Government in three years. Logistical difficulties have meant the postponement of the general election until September, with the final result not available until October. The resulting political hiatus has not been particularly helpful, nor has the ongoing military dispute in Kashmir. On the positive side, statistics such as cement sales are pointing to a pickup in the economy, with subdued inflation.

THE OUTLOOK

The global environment is benign, with good liquidity and overall OECD growth expectations being revised upwards. In particular, Japanese demand is strengthening in the areas that matter most to Asia, such as electronics and tourism.

The economic recovery in Asia is well underway and, in our view, it goes beyond the year-on-year effect of a poor 1998. While some quibble about the quality and sustainability of the growth, we believe that the breadth of the recovery is impressive. Consumption is strengthening as unemployment falls, savings get spent and the wealth effect kicks in. Fiscal spending should remain strong and exports should get a boost from rising intra-Asian trade. Crucially, progress is being made in clearing financial systems of bad debt, which should allow banks to start lending again.

As 1999 progresses, we should be moving from liquidity drivers to earnings-based support for further stock appreciation. It is important to keep in mind that although there is a strong cyclical story, the deeply cathartic effect of the Asian crisis has produced extremely significant structural change. There is now far more pressure being applied to companies by the providers of capital, be it debt or equity, for a decent return on capital. In addition, the entry of foreign competition into many sectors of the economy, in particular the financial sector, will force managements to get rid of much of the fat that accumulated through many easy years and focus their businesses on operations that really add value.

For these reasons, we look forward to the second half of 1999 and beyond with a good deal of confidence for

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                            VAN ECK ASIA DYNASTY FUND
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Asian markets. As we approach the end of the year, we may see quiet, thin trading conditions due to Y2K concerns. We believe that this should only be a temporary phenomenon and the increasingly strong fundamentals of Asia should bring renewed momentum to Asian markets thereafter.

We would like to thank you for your participation in the Van Eck Asia Dynasty Fund, and we look forward to working with you in the future.



[PHOTO OMITTED]               [PHOTO OMITTED]

/s/DAVID A. SEMPLE            /s/DAVID M. HULME
------------------            ---------------------
DAVID A. SEMPLE               DAVID M. HULME
CO-PORTFOLIO MANAGER          CO-PORTFOLIO MANAGER

July 13, 1999

----------
Note: Effective July 1, 1999, David Hulme was named co-portfolio manager of the Van Eck Asia Dynasty Fund, along with David Semple, who has been co-portfolio manager since March 1999.

*The Fund ranked first among 63 funds for one year, first among 49 funds for the three-year period, first among 20 funds for the five-year period and first among eleven since inception (3/22/93).


--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/99
--------------------------------------------------------------------------------
AVERAGE ANNUAL               AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                 SALES CHARGE*    CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 3/22/93)    7.3%            8.3%
--------------------------------------------------------------------------------
5 years                           3.4%            4.6%
--------------------------------------------------------------------------------
1 year                          106.6%          119.2%
--------------------------------------------------------------------------------
B shares--Life (since 9/1/93)     4.9%            5.1%
--------------------------------------------------------------------------------
5 years                           3.5%            3.9%
--------------------------------------------------------------------------------
1 year                          111.9%          116.9%
--------------------------------------------------------------------------------
THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge = 5.75% (Prior to 5/1/99 the maximum sales charge was 4.75%.)

B shares: maximum contingent deferred sales charge = 5.00% Geographical
  Weightings+ June 30, 1999 Van Eck Asia Dynasty Fund Top Ten Equity Holdings as of June 30, 1999*

         [The following represents a pie chart in the printed material]

GRAPHICAL WEIGHTINGS+
JUNE 30, 1999

Cash/Equivalents    10.8%
China                3.2%
Hong Kong           19.6%
India                6.2%
Philippines          6.8%
Indonesia            7.5%
Singapore           11.3%
South Korea         11.3%
Taiwan               9.2%
Thailand             8.0%
Malaysia             6.1%


+Weightings take option positions into account
(See "Schedule of Portfolio Investments" p.23)

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                           VAN ECK ASIA DYNASTY FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 1999*
--------------------------------------------------------------------------------

R.O.C. TAIWAN FUND
(TAIWAN, 4.4%)
The R.O.C. Fund is a closed-end mutual fund whose objective is to invest in publicly traded securities of Taiwanese companies. This fund is trading at a discount to the underlying value of its assets.

SHIN CORPORATION PLC
(THAILAND, 2.8%)
Shin Corporation, through its listed subsidiaries, is involved in mobile telecommunications and satellite operations. After reorganizing the group, Shin Corp. is in a position to take advantage of the expected liberalization and consolidation of the Thai telecom industry.

CHINA TELECOM (HONG KONG) LTD.
(HONG KONG, 2.3%)
China Telecom provides mobile telecommunications in three provinces of China (Guangdong, Zhejiang and Jiangsu). Later in the year, it is expected that China Telecom will acquire further provinces from its parent, the Ministry of Information Industry.

HSBC HOLDINGS PLC
(HONG KONG, 2.2%)
HSBC is the holding company for the HSBC Group, which provides banking and financial services in the Asia region as well as in Europe, the Middle East and the Americas.

DEVELOPMENT BANK OF SINGAPORE (DBS)
(SINGAPORE, 2.0%)
DBS is engaged in a wide range of financial services activities in Singapore and around the region. DBS should benefit from the deregulation of Singapore's banking sector. The recent acquisitions of stakes in banks in Singapore, Thailand, Philippines and Hong Kong will provide the bank with synergies as well as exposure to recovery throughout Southeast Asia.

HOUSING & COMMERCIAL BANK, KOREA
(SOUTH KOREA, 2.0%)
Housing & Commercial Bank, formerly known as Korea Housing Bank, specializes in mortgage financing but also undertakes a full range of commercial banking activities. Its restructuring and cost-cutting efforts have started to bear fruit, and the bank has made vast improvements in financial "transparency" (i.e., discernibility). International bank ING has recently taken an 11% stake in the company.

SK TELECOM CO. LTD.
(SOUTH KOREA, 1.9%)
SK Telecom is Korea's market leader in mobile telecommunications, with a market share of 42%. The industry has been growing quickly even during the recession in Korea, partly due to handset subsidies offered by the network operators, which have now been phased out.

PT BIMANTARA CITRA
(INDONESIA, 1.8%)
Bimantara Citra was established as a trading company by President Suharto's second son, Bambang Trihatmodjo, who serves as the company's president. The company is in seven business areas: media & broadcasting, telecom, transport & automotive, chemicals, infrastructure, financial services and property. The company currently derives the bulk of its earnings from RCTI, a private TV broadcaster in Indonesia with 37% market share, and its telecom subsidiary (fixed line and cellular).

COMMERCE ASSET HOLDINGS BHD.
(MALAYSIA, 1.8%)
Commerce Asset is a financial services holding company principally engaged in commercial banking. Bank of Commerce is currently merging with Bank Bumi, the second-largest commercial bank in Malaysia, on terms that are very advantageous to Bank of Commerce. The merger should greatly enhance the asset size of the banking business, and the number of branches that it runs.

CHEIL JEDANG CORP.
(SOUTH KOREA, 1.8%)
Cheil Jedang is one of the leading food producers in Korea. The company manufactures a range of staple products such as sugar, flour, cooking oil and seasonings. The company also holds stakes in a number of Samsung Group companies such as Samsung Life, Samsung Electronics and Samsung Corporation.


----------
*Portfolio is subject to change.

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                         VAN ECK GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------
Dear Fellow Shareholder:

We are pleased to report that hard assets had an excellent first half of the year and the Global Hard Assets Fund rose 15.9% during this period. Hard assets substantially outperformed financial assets during the period--in comparison, the S&P 500 Index rose 12.4% for the six months ended June 30, 1999. Hard asset performance was driven by two factors: 1) a realization that global economic growth was rising; and 2) an increasingly favorable supply/demand environment for most hard asset sectors.

REVIEW

The first half of 1999 witnessed a reversal of the major trends that affected the hard assets markets throughout 1998. Confidence in global economic growth returned in the first quarter as the emerging economies, particularly in Asia, began to recover strongly after 18 months in a downward spiral. The Japanese economy also began to recover after several years of zero growth and government waffling, as positive steps were finally taken to remedy the situation. Economic growth figures for the developed world came in higher than expected and fears of a global slowdown subsided. Further, several hard asset sectors have gone through major supply cutbacks as a result of a number of factors. These included an OPEC agreement to cut supplies (announced in March) and mergers and acquisitions activity, which has resulted in supply reductions. These two factors--a solid increase in demand due to strong global growth and the decrease in supply--provided an extremely positive environment for these investments in the first half, and we expect these trends to remain in place throughout the year. An additional positive force was a broad move from growth stocks into cyclical and "value" stocks in the second quarter--partly a result of revised economic growth figures, but also an investor reaction to the lofty valuations and questionable earnings of technology (particularly Internet) stocks.

ENERGY PRICES rose sharply during the second quarter as a result of the OPEC supply cutback that came after two years of indecision. Energy stocks, which remain the portfolio's largest weighting at over 35% of total assets at June 30, were up 53% overall for the first six months of the year. We continue to favor exploration and production companies, such as Anadarko and Alberta Energy, and oil service companies. We are emphasizing companies with substantial natural gas exposure since we believe this sector currently offers the best fundamentals among hard assets, with strong demand growth (expected at over 3% this year) and an expected supply decline of almost 3%. As for crude oil, we do not expect the price to rise much further, but if the price is sustained at current levels, oil service companies should capture higher profits. Some of the Fund's oil service stocks, such as Baker Hughes and Cooper Cameron, were significant contributors to performance in the first half. Mergers and acquisitions continue to play an important positive role in this sector. Recent deals include the pending merger of Exxon and Mobil, the takeover of YPF by Repsol, British Petroleum's takeover of Amoco and recent rumors of Texaco as a possible takeover target.

REAL ESTATE SECURITIES, which accounted for over 25% of the Fund's holdings at June 30, turned in positive performance for the first six months of the year. The U.S. real estate market, which accounted for most of the Fund's real estate holdings, began the year with negative performance, but rallied strongly in the second quarter, concurrent with the move out of technology and growth stocks (the U.S.-based Morgan Stanley REIT Index ended the first half up 4.6%). Several positive developments contributed to this turnaround: investment guru Warren Buffet purchased REITs in April, which helped boost investor perception of the sector; there were several management-led privatizations (an additional sign of strength and confidence); and real estate companies continued to meet or exceed earnings estimates. Several of the Fund's REIT holdings were up 10% or more in the first half, including Equity Residential and Boston Properties. Many of these same dynamics were at work in Canada where the Fund held stocks such as TrizecHahn, Oxford Property Group and Brookfield Properties. Our Canadian property exposure also benefited from the recovery in the Canadian dollar during the first half of 1999. This sector continues to offer a low risk, income-producing component for the Fund, and values here remain attractive.

FOREST PRODUCTS AND PAPER, 13% of the Fund's holdings at June 30, had an explosive run in the first half of the year, ending the period up approximately 25%. In addition to increased demand with renewed economic growth, certain companies have shut down excess capacity, a push that has been driven primarily by mergers and acquisitions activity (Fund holding Smurfit-Stone Container has been notable in this regard). The combination of these factors led to several price increases either announced or realized in certain segments of the industry. Furthermore, talk of additional consolidation in the sector has fueled returns. One example, Weyerhauser's announced bid for MacMillan Bloedel (the largest Canadian paper company and a Fund holding) helped boost the entire Canadian paper sector. Meanwhile, timber and building materials prices have sky-rocketed as a result of the strong housing market in the U.S. and holdings

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                        VAN ECK GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

such as Plum Creek Timber (which converted from a publicly traded partnership to a REIT--the first timber REIT) contributed to performance. The only sectors within this group that have yet to rebound are the newsprint and pulp sectors and we believe they will perform well into the second half. We have bought several of these stocks, including Brazilian pulp company Aracruz and newsprint company Bowater.

INDUSTRIAL METALS (approximately 10% of assets at June 30) performed well overall, with mixed performance among the group. While sensitive to the economic turnaround, the supply-demand scenario has not been as strong as it has for the energy and forest products sectors. Therefore, we have kept this weighting fairly low, with only selective holdings. While aluminum and copper companies have yet to rebound substantially, Alcoa, by far our largest holding in this group and a company that has done well even in flat-to-declining commodity markets, turned in solid gains.

PRECIOUS METALS (about 8% of assets) had mixed results. The platinum and palladium markets stayed afloat, with decent supply-demand pictures and some industrial demand. The gold market, however, fell further, primarily the result of additional central bank selling. In this sector, we hold only select stocks based on their individual strengths. For example, Stillwater, a platinum and palladium producer and our largest holding in this sector, was up substantially for the first half.

THE OUTLOOK

The macroeconomic background for hard assets remains positive. We expect the unprecedented monetary stimulus the world has experienced during the last nine months--there have been 156 interest rate cuts during that period--to continue to stimulate worldwide economic growth. The U.S. economy has been running in overdrive and we expect it to continue to plow ahead. The European economy has been sluggish, but appears to be strengthening. The Japanese economy has slowly begun to turn up. Asia is recovering from its recession and even Latin America has turned in better-than-expected growth. The global economy is getting stronger and commodity-related currencies are strengthening. These should be positive factors for hard asset performance.

We would like to thank you for your participation in the Van Eck Global Hard Assets Fund, and we look forward to working with you in the future.


[PHOTO OMITTED]              [PHOTO OMITTED]

/S/DEREK S. VAN ECK          /S/KEVIN L. REID
-------------------          -----------------
DEREK S. VAN ECK             KEVIN L. REID
CO-PORTFOLIO                 CO-PORTFOLIO
MANAGER                      MANAGER

July 20, 1999

                        VAN ECK GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/99
--------------------------------------------------------------------------------
AVERAGE ANNUAL               AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                 SALES CHARGE*    CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 11/2/94)    8.5%            9.9%
--------------------------------------------------------------------------------
1 year                          (12.7)%          (7.4)%
--------------------------------------------------------------------------------
B shares--Life (since 4/24/96)    2.3%            3.1%
--------------------------------------------------------------------------------
1 year                          (12.5)%          (7.9)%
--------------------------------------------------------------------------------
C shares-Life (since 11/2/94)     9.7%            9.7%
--------------------------------------------------------------------------------
1 year                           (8.9)%          (8.0)%
--------------------------------------------------------------------------------
THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge = 5.75% (Prior to 5/1/99 the maximum sales charge was 4.75%.)
  B shares: maximum contingent deferred sales charge = 5.0%
  C shares: 1% redemption charge, 1st year


                            GEOGRAPHICAL WEIGHTINGS+
                                 JUNE 30, 1999

      [The following tables represents a pie chart in the printed material]

Australia                 4.4%
Canada                   18.6%
Russia                    3.0%
United Kingdom            1.4%
Cash/Equivalents          5.0%
Hong Kong                 2.5%
Norway                    1.4%
Brazil                    1.4%
Other                     4.0%


                               SECTOR WEIGHTINGS+
                                 JUNE 30, 1999

Energy                   36.8%
Industrial Metals         9.7%
Precious Metals           8.3%
Forest Products and
  Paper                  13.0%
Real Estate              27.0%
Cash/Equivalents          5.0%
Other                     0.2%

+ Weightings take "short" positions into account (See "Schedule of Portfolio
  Investments" p.25)

--------------------------------------------------------------------------------
                         VAN ECK GLOBAL HARD ASSETS FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 1999*
--------------------------------------------------------------------------------

ANADARKO PETROLEUM CORPORATION
(U.S., 2.7%)
Anadarko is an independent oil and gas exploration and production company. The company explores for oil in Kansas, Oklahoma and Texas, as well as offshore in the Gulf of Mexico and Alaska. Anadarko also owns and operates gas-gathering systems in its U.S.core-producing areas. It also develops crude oil reserves in Algeria.

ALUMINUM COMPANY OF AMERICA (ALCOA)
(U.S., 2.4%)
Alcoa is an integrated aluminum company. The company produces aluminum and alumina. It is involved in mining, refining, smelting, fabricating and recycling. Alcoa serves customers worldwide in the packaging, automotive, aerospace, construction and other markets with a variety of fabricated and finished products.

STILLWATER MINING COMPANY
(U.S., 2.3%)
Stillwater Mining explores for, develops, extracts, processes and refines platinum, palladium and associated metals from the J-M Reef, located in Stillwater and Sweet Grass Counties, Montana. The company currently operates the Stillwater Mine, an underground mine located in Nye, Montana.

GLOBAL INDUSTRIES LTD.
(U.S., 2.3%)
Global Industries provides oil field construction services. These services include pipeline construction, platform installation and removal, diving services, and construction support. The company provides its services to the offshore oil and gas industry in the U.S. Gulf of Mexico and select international areas.

KHANTY-MANSIYSK OIL COMPANY
(RUSSIA, 2.3%)
KMOC, formerly Ural Petroleum Corp., is a U.S.-registered, privately held oil exploration and production company focused exclusively on the Western Siberian region of the Russian Federation. Through controlled subsidiaries, KMOC holds production licenses in 11 fields totaling an estimated two billion barrels in proven, probable and possible reserves.

COOPER CAMERON CORPORATION (U.S., 2.2% )
Cooper Cameron manufactures oil and gas pressure control equipment. The company's equipment is used for oil and gas drilling, production and transmission used in onshore, offshore and sub-sea applications. Cooper also manufactures gas turbines, centrifugal gas and air compressors and other products.

EXXON CORPORATION
(U.S., 2.1%)
Exxon explores for and produces crude oil and natural gas, manufactures petroleum products, and transports and sells crude oil, natural gas and petroleum products. The company also manufactures and markets basic petrochemicals and supplies specialty rubbers and additives for fuels and lubricants.

TRIZECHAHN CORPORATION
(CANADA, 2.0%)
TrizecHahn is an integrated real estate development and operating company. The company owns, develops and manages office buildings and mixed-use properties in the U.S., Canada and Europe and, through its developmental units, creates retail/entertainment and office projects in North America and Europe.

PLUM CREEK TIMBER COMPANY, INC.
(U.S., 2.0%)
Plum Creek Timber is an integrated forest products company. The company's timberlands and mills are located in the Pacific Northwest and the southeast and northeast United States.

CYPRESS ENERGY, INC.
(CANADA, 1.7%)
Cypress Energy is an oil and gas exploration, development and production company. The Calgary-based company's operations are focused on western Canada.


----------
*Portfolio is subject to change.

                           VAN ECK GLOBAL LEADERS FUND
--------------------------------------------------------------------------------
Dear Fellow Shareholder:

Seeing greater long-term potential from investing in global equity markets versus global bond markets, the Van Eck Global Balanced Fund requested and received shareholder approval to shift toward a primary emphasis on global equities. As a result of the change in focus, the name of the Fund was changed to the Global Leaders Fund, and its investment approach is now to invest in the leading companies in growth industries around the world. The effective date for the change was May 1, 1999, with the shift into equities completed by the end of May.

The Global Leaders Fund had a total return of 2.8% during the first half of the year, comparing favorably with a blend of the MSCI World Index (+8.7%) and the Salomon Smith Barney World Government Bond Index (-7.2%). Though outperforming the blended benchmark, the total return for the Fund was negatively impacted by the Fund's exposure to bonds in the first four to five months of the year as unexpectedly strong global growth and fears of rising interest rates pushed bond prices lower. In terms of equities, the Fund's move into Japan and Asia was beneficial, partially offsetting growth stock weakness in the developed western markets. Most of the relative stock weakness was due to the sharp and sudden correction in global growth stocks during April as investors reacted to signs of a worldwide growth recovery by shifting towards cyclical value stocks. Further to this point, while the MSCI World Index increased 8.7% during the first half of the year, there was a significant divergence in the performance of MSCI World Value (+11.9%) versus MSCI World Growth (+5.5%), the latter of which the equity portfolio of the Fund outperformed. With such an extreme difference in performance between the two disciplines, this outperformance versus MSCI World Growth should be noted.

WORLD EQUITY MARKETS
Global economies' ability to recover from last October's depression-like sentiment has been the biggest surprise in global markets during 1999. While international economic growth is hardly robust, the bias has clearly shifted to the upside. It is no surprise that ASIAN MARKETS, showing signs of economic recovery after having suffered for almost eighteen months, outperformed in this environment (+26.2%*+). Looking briefly at Europe, the euro's less-than-stellar debut (falling 11% versus the dollar due primarily to relative growth prospects in the two regions) resulted in a 2.3% decline for EUROPEAN SHARES over the past six months (+8.2% in local currency terms). No overview would be complete without mentioning the Brazilian devaluation that occurred in January. The actual event came as little surprise to international investors--what caught investors off-guard was the turnaround that occurred in the ensuing months. By maintaining fiscal discipline, and with inflation kept in control, the government was able to reduce interest rates from 45% to 25%, thereby providing fuel for the rallies that spread across LATIN AMERICAN EQUITY MARKETS (+31.0%).

Once again, U.S. EQUITIES performed quite well, registering a gain of 12.7% over the past six months. The year started with expectations of global economic weakness and continued low inflation, with some worries of deflation. While some signs of a pickup in global growth emerged in the first quarter, a rebound in the price of oil, followed by the release of the April CPI (consumer price index) data, led to a rapid rotation out of growth stocks into cyclical value stocks. Investor concerns quickly focused on the rise in global growth and on the degree to which the Federal Reserve would be required to increase rates. The sudden change in investor perception hit the market in dramatic fashion, with growth stocks (+10.7%) underperforming value stocks (+14.7%) for the first half of the year. While initially taking a hit, the technology sector weathered the value storm, leading all sectors with a gain of 25.1%. Maintaining our focus on earnings growth, we continued to invest in global leaders such as EMC (data storage), Cisco Systems (Internet infrastructure) and Tyco International (industrial services).

Our decision to significantly increase the portfolio's Japanese exposure during the end of last year and the first quarter of this year was rewarded, as JAPANESE SHARES increased 20.8% by June 30. As the government's fiscal stimulus package and bank rescue plan were implemented, and as more Japanese companies announced shareholder-friendly restructuring plans, investor sentiment turned strongly positive. The markets were surprised with the release of the first quarter GDP data, showing the economy was expanding at a 7.9% annualized growth rate. Though close inspection of the data reveals that most of the growth was due to government spending and one-off seasonal distortions, the economy does appear to have bottomed and could be positioned for a recovery in 2000. The financial health of the banking system was strengthened and the banking sector outperformed significantly over the past six months. As we increased the portfolio's weight in Japan, we diversified the portfolio by adding domestic exposure in defensive sectors (cellular telecom company NTT DoCoMo and pharmaceutical Takeda Chemicals) as well as more economically sensitive areas (Bank of Tokyo-Mitsubishi, and conglomerate/restructuring play Hitachi).

Outpacing their Japanese neighbors, ASIAN (EX-JAPAN) EQUITIES delivered gains of 26.2%+ over the past six months, with the previously beaten down Asian emerging markets delivering even stronger returns (+55.4%). A confluence of events led to the outperformance of Asian shares over the period.

                           VAN ECK GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

Strong U.S. economic growth rejuvenated the technology export sectors in Taiwan, Singapore, and Korea. As currencies began to stabilize, governments were able to reduce interest rates by 3% to 4%, helping to revive residential property markets in Hong Kong and Singapore. The circle was completed with the rebound in consumer sentiment. The portfolio participated in the Asian rebound, primarily through holdings in Hong Kong and Singapore financials (HSBC and DBS).

THE OUTLOOK

Our aggressive move into Japan was vindicated by the strong performance in that market over the past few quarters. While evidence of a full-scale economic recovery remains scant, a commitment from the government, the Bank of Japan, and Japanese corporations to "turning the ship" appears to be in place. We maintain our relatively high weighting in Japan, awaiting clearer signs of an accelerating economic recovery before further increasing exposure. The Asian recovery seems to be gaining momentum (barring any significant U.S. interest rate increases); thus, our bias going forward will be to increase our exposure to emerging markets in the region. Looking at Latin America, we anticipate maintaining our focus on Mexican shares as the Mexican economy continues to benefit from economic strength in the U.S., the destination for 80% of Mexican exports. While U.S. economic growth and corporate earnings continue to surprise on the upside, we are cautious toward U.S. equity valuations, moving to a slightly underweight position in the domestic market. Finally, nascent signs of a return to growth in the UK and Europe are leading us to marginally shift toward a greater emphasis on cyclicals in those regions. We are increasing our focus on growth companies benefiting from secular trends in their businesses, yet tied to the pickup in economic activity.

We would like to thank you for your participation in the Van Eck Global Leaders Fund, and we look forward to helping you meet your investment needs in the future.

[PHOTO OMITTED]         [PHOTO OMITTED]       [PHOTO OMITTED]


/s/ Anne M. Tatlock     /s/ Steven J. Miller  /s/ E. Alexandra
-------------------     --------------------  ----------------
ANNE M. TATLOCK         STEVEN J. MILLER      E. ALEXANDRA
GLOBAL STRATEGIST       CO-PORTFOLIO          VON STACKELBERG
                        MANAGER               CO-PORTFOLIO MANAGER
July 15, 1999

*All stock market returns are Morgan Stanley Capital International (MSCI) Indices (with net dividends) in U.S. dollar terms.

+MSCI Pacific ex-Japan Index

                           VAN ECK GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/99
--------------------------------------------------------------------------------
AVERAGE ANNUAL                   AFTER MAXIMUM     BEFORE SALES
TOTAL RETURN                     SALES CHARGE**      CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 12/20/93)       9.7%            10.9%
--------------------------------------------------------------------------------
5 years                              11.6%            13.0%
--------------------------------------------------------------------------------
1 year                                1.6%             7.8%
--------------------------------------------------------------------------------
B shares--Life (since 12/20/93)      10.1%            10.2%
--------------------------------------------------------------------------------
5 years                              12.0%            12.3%
--------------------------------------------------------------------------------
1 year                                2.8%             7.4%
--------------------------------------------------------------------------------
THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

** A shares: maximum sales charge = 5.75% (Prior to 5/1/99 maximum sales charge was 4.75%.)
   B shares: maximum contingent deferred sales charge = 5.00%

                            GEORGRAPHICAL WEIGHTINGS
                                 JUNE 30, 1999

[picture of pie chart]

Hong Kong                 2.1%
Other                    10.0%
France                    4.3%
Germany                   2.5%
Italy                     3.2%
Japan                    11.4%
Netherlands               2.7%
United Kingdom            8.6%
United States            55.2%

                          VAN ECK GLOBAL LEADERS FUND
              REPRESENTATIVE EQUITY HOLDINGS AS OF JUNE 30, 1999*
--------------------------------------------------------------------------------

CISCO SYSTEMS, INC.
(U.S., 3.6 %)
Cisco Systems is recognized globally as the leading supplier of products that help to build the Internet and corporate intranets. Cisco's networking solutions connect people, computing devices and computer networks, allowing people to access or transfer information through an open system, enhancing productivity and efficiency. Cisco sells its products in over 110 countries, with a significant proportion of its sales to business customers generated via the Internet. Selling to the "dot.com" companies of the world, Cisco represents a low risk way to invest in the internet's continued growth.

COMPASS GROUP PLC
(UK, 1.3%)
Compass Group is one of the leading international contract caterers, with operations in the UK, U.S., Continental Europe and Scandinavia. The contract catering market is in the midst of a secular growth phase as private businesses, educational institutions, and government entities continue to outsource their inhouse dining services. Compass has supplemented the industry growth potential with several well-timed acquisitions in the major markets outside of the UK, and is therefore solidly positioned to deliver strong future earnings growth.

DEVELOPMENT BANK OF SINGAPORE, LTD. (DBS)
(SINGAPORE, 1.0%)
DBS is the largest of the big four Singapore banks and controls over one-half of the ATM network in Singapore. The banking industry in Singapore is the best capitalized in the region. DBS has used this to take advantage of the Asian crisis and build a strong regional franchise. Over the past couple of years it has built exposure in Thailand, Hong Kong and the Philippines. It has also acquired Post Office Savings (POS) Bank from the Singapore government. Under the leadership of its new CEO, John Olds (ex-J.P. Morgan), DBS is carefully integrating these acquisitions and concentrating on improving its return-on-equity. DBS is likely to become the region's second most powerful bank behind HSBC.

EMC CORP.
(U.S., 1.7%)
Every transaction on the Internet needs to be stored. While Cisco Systems is building the Internet, EMC is warehousing, or storing the Internet. EMC designs intelligent enterprise storage and retrieval systems. EMC's enterprise storage systems, software products and services provide information access and storage solutions for applications such as: online reservation systems, transaction processing, customer billing, year 2000 compliance, the Internet, corporate intranets, disaster recovery, data mining and data warehousing. EMC has a $60 billion market capitalization and is directly positioned to benefit from the projected growth in Internet traffic and e-commerce.

NOKIA OYJ
(FINLAND, 1.6%)
Nokia is a global leader in the manufacturing and development of wireless telecommunications equipment. We expect the company to continue to grow revenue and earnings at a rapid pace well into the next century. The main driver of growth for Nokia should be the continued explosive growth in the use of wireless technology as wireless data transmission emerges. Wireless growth will lead to increased demand for both Nokia's cellular phones and cellular infrastructure equipment. We also believe that Nokia will grow more rapidly than the overall wireless market as its product offering strength will drive further market share gains.

NTT MOBILE COMMUNICATIONS NETWORK, INC.
(NTT DOCOMO)
(JAPAN, 1.3%)
NTT DoCoMo is the world's largest single-market provider of cellular services with a customer base of more than 20 million subscribers who provide the company with stable growth in cash flow. Despite Japan's economic problems, subscriber growth continues to be strong and pricing is relatively stable. Earnings growth is expected to average greater than 10% over the next five years. The stock's size, earnings stability and growth prospects should continue to support the stock valuation in a recovering Japanese market.

                          VAN ECK GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

TAKEDA CHEMICAL INDUSTRIES
(JAPAN, 1.3%)
Takeda is the largest pharmaceutical company in Japan and the 14th largest in the world. The company has a well-diversified product line of drugs in the areas of ulcer, hypertension and diabetes treatments. It stands to benefit from the impact of demographic trends in Japan and has been successfully restructuring costs while simultaneously investing in promising new drug areas and expanding its overseas operations.

TYCO INTERNATIONAL LTD.
(U.S., 1.8%)
Tyco is a diversified manufacturing and service company operating in four segments. Disposable and Specialty Products makes disposable medical supplies and other specialty products. Fire and Security Services makes and installs fire detection and suppression systems and installs and monitors electronic security systems. Flow Control Products produces pipe, pipe fittings, tubing flow meters, and other steel products used in a variety of commercial and industrial applications. Electrical and Electronic Components makes components and designs and installs undersea cable communication systems. Tyco, with its leading market share in each of its four business segments, offers superior earnings growth potential in each of these segments, both domestically and internationally, as management has proven its ability to successfully integrate its numerous acquisitions as well as leverage its existing base.

---------------
*Portfolio is subject to change.

                           VAN ECK GOLD/RESOURCES FUND
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

During the first quarter of 1999, the prices of gold-mining shares and gold continued their consolidation, which began last October. This consolidation came after prices rose sharply during the market turmoil at the end of last summer. During the second quarter, the gold market digested (1) the repeated political calls by some national leaders for the IMF to sell up to 300 tonnes of gold (over a ten-year period); and (2) the Swiss referendum that, among other things, removed the constitutional barrier that prevented the Swiss National Bank from selling gold. The price of gold rallied from just below $280 an ounce on March 30 to just above $290 an ounce on May 6 and appeared to be heading higher. Gold shares were also strong. During this period (March 30-May 6), the Van Eck Gold/Resources Fund had a total return of 24% as the net asset value climbed from $2.71 a share to $3.37 a share.

Then, on May 7, the British Labor Government unexpectedly announced its decision to sell 415 tonnes of its gold reserves over "the medium term," thereby reducing its holdings to 300 tonnes. This cuts the gold portion of its official reserves from about 16.7% to about 7%. Initially, it planned to sell 125 tonnes over the next year in five auctions every two months. This announcement, of course, immediately and seriously damaged market sentiment and the price of gold fell to $263.10 an ounce on June 30, a 20-year low. Gold/Resources' net asset value fell to $2.70 a share (which was still above last August's low). For the six months ended June 30, your Fund had a total return of -11.2%.

The British announcement brought forth positive statements from the world's major central bankers. On May 19, the governor of the Bank of France said that the position of the Bank of France and France itself, the Bundesbank, the Bank of Italy and the United States, (the four main holders of gold in the world), "is not to sell gold." The next day, the Chairman of the U.S. Federal Reserve Bank, Alan Greenspan, confirmed that "we should hold our gold. Gold still represents the ultimate form of payment in the world . . . Fiat money in extremis is accepted by nobody. Gold is always accepted . . . and is perceived to be an element of stability in the currency and in the ultimate value of a currency." The U.S. Secretary of the Treasury Rubin also stated, "I do not think the United States should sell its gold for a whole host of reasons." In addition, Bank of England former head of Treasury Smeeton observed, "While things are undoubtedly pretty benign at the moment it's hardly wise to think it will be plain sailing forever after. One only needs to consider our rather poor track record in economic management in the last 25 years." In the British House of Commons, the British decision was criticized "as a reckless act, which goes against Britain's national interest." In June, the head of the Banking Department for the Bank for International Settlements said, "The central banks will always hold gold. It is still their job to protect the financial system from crises of confidence in fiat currencies."

Gold investment demand continues to expand and investors are taking advantage of the lower prices. U.S. Mint Eagle gold coin sales soared 159% during the first quarter of 1999 over the same 1998 quarter. During the second quarter they were up 75% over the same 1998 quarter. June sales were 24% ahead of May.

GOLD-MINING SHARES
Gold-mining companies are leveraged to the gold price, with the degree of leverage dependent on a company's cost structure. As a result of this leverage, gold shares normally outperform bullion by a wide margin as the gold price increases and, conversely, underperform relative to bullion in a declining market. Whereas the gold price has declined 8.9% in the first half, it is highly unusual that, except for the Australian index, the gold equity indices have outperformed bullion by as much as 10%! We believe there are several reasons for this positive divergence: (1) gold bullion has been oversold by short speculators in the wake of the Bank of England announcement; (2) gold equity investors are anticipating a higher gold price commensurate with the higher share valuations; and (3) signs of strength in the Asian economies have improved the demand outlook for many commodities and rekindled inflationary concerns.

In the first six months of 1999, SOUTH AFRICAN GOLD SHARES gained 1.2% (in U.S. dollar terms), as measured by the Johannesburg Stock Exchange Gold Index. Leading the South Africans was Anglogold with a gain of 9.9%. Anglogold continues to increase its presence globally, becoming a newly appointed member of the widely followed Philadelphia Gold and Silver Index (XAU). Gold/Resources' shareholder approval to invest in South African shares became effective on May 1, 1999. At the end of the second quarter, the Fund was 2.6% invested in South African shares, with positions in Anglogold, Goldfields Limited, Harmony and Avgold.

NORTH AMERICAN SHARES, as measured by the Toronto Stock Exchange Gold Index and the Standard and Poor's Gold Index, declined 6.4% and 2.0%, respectively, during the first six months of the year. Gold/Resources' top holding (14.7% of total net assets) is Barrick, which declined 0.6% in the first half. Barrick has reported favorable drilling results from its Pascua project that straddles the Chilean/Argentine border. These results have turned this into a robust property capable of producing over 600,000 ounces per year and generating attractive returns at current gold prices.

                           VAN ECK GOLD/RESOURCES FUND
--------------------------------------------------------------------------------

Also outperforming the indices was our next largest holding, Placer Dome, with a gain of 2.7%. North American shares accounted for 72.4% of Fund assets at midyear.

AUSTRALIAN PRODUCERS posted a 17.3% decline as gauged by the Australian Stock Exchange Gold Index (in U.S. dollar terms). The large decline was due to Australian dollar strength coupled with the low U.S. dollar gold price. This combination produced new long-term lows in the Aussie dollar gold price. Ironically, while most Aussie gold shares posted disappointing returns for the first half, Newcrest's 62% gain was the best performance worldwide. New management has drawn investor attention with a strong operating performance and focused growth outlook. As of June 30, 1999 the Fund was 19.6% invested in Australia, with Newcrest comprising the largest position at 6.3% of assets.

We viewed the Bank of England May 7, 1999 announcement to sell a portion of its gold reserve as an extraordinary event that would temporarily apply downward pressure on gold equity prices. To help preserve shareholder value while the market adjusts to this event, Gold/Resources has acquired a number of non-gold assets. At midyear, the Fund was 9.1% invested in other natural resource equities (oil and gas, platinum, timber) that are expected to perform well in a reflationary environment.

THE OUTLOOK
With (1) probable lower net central bank sales this year compared to last year's 412 tonnes; (2) lease rate pressure reducing mine forward sales; (3) rising investment demand; (4) strong jewelry demand; (5) reduced gold scrap sales from last year's Asian crisis; (6) a huge short position; (7) peak bearish sentiment; and (8) the possible closure of more mines, we believe a good case can be made that the gold market is close to a major bottom. In fact, in view of these and the following two additional factors, in our opinion, the price of gold could gradually rise from its current oversold level to its historic (1913-1998) real average purchasing power parity with the consumer price index.

POSSIBLE FUTURE NEGATIVE RETURNS ON STOCKS
The current unprecedented rise in U.S. stock prices since 1990 has run at a compound annual rate of about 20%. It has been fueled by rising profits and rising valuations. The technology investment boom was supported by swiftly rising money supply and credit expansion, which fed through to higher output, higher asset prices and huge speculation--not to higher commodity prices. However, there are dangerous imbalances in the economy. From 1980 through 1998, U.S. nominal GDP grew at a compound average annual rate of 6.5% while total debt climbed at an annual 9.2% rate (see Exhibit I below). The ratio of total debt to GDP rose from 1.7 in 1980 to 2.7 in 1998. The rate of debt expansion has recently accelerated. Last year, business, household and financial debt rose by $2 trillion or 13% over 1997. Financial debt alone rose by $1.1 trillion or 20% over 1997 (see Exhibit II below).

Exhibit I
                         DEBT IS GROWING FASTER THAN GDP


[GRAPHIC OMITTED]



EXHIBIT II
                         FINANCIAL BORROWING IS SOARING

[The following table represents a chart in the printed piece]

         Nonfinancial     Financial
        sector loans     sector loans
1960           35             4.9
1961           44             2
1962           53             5
1963           56             7
1964           64             6
1965           67             9
1966           67            11
1967           76             1
1968           93            10
1969           89            28
1970           91            16
1971          135            11
1972          156            24
1973          184            47
1974          175            49
1975          194             3
1976          245            24
1977          321.2          53.6
1978          390.7          75
1979          392            91
1980          344            73
1981          410           104.3
1982          439.9          93
1983          573.7         104.5
1984          791.1         157.7
1985          963.4         205
1986          842.9         327.8
1987          718.5         291.6
1988          786           249
1989          686           225
1990          655           213
1991          468           171
1992          523           244
1993          587           294
1994          577           468
1995          703           456
1996          720           552.1
1997          736.9         652.8
1998          952.5         1116


Nominal GDP grew by $562 billion last year, up 7% over 1997. During the first quarter of this year, debt growth rates were also approximately the same as in 1998. How risky and sustainable is this debt growth? Is it excessive? Debt excesses are the mother of every economic crisis because rapidly rising debt service

                           VAN ECK GOLD/RESOURCES FUND
--------------------------------------------------------------------------------

charges eventually squeeze limited income growth and put pressure on spending. There are already signs of problems. Standard & Poor's reports that despite the record nine-year expansion in the U.S., the number of companies defaulting on their bonds is rising sharply, and credit quality is reaching the lowest point in a decade. Moody's Investor Service also reports that defaults have risen sharply in the second quarter of the year to the highest number since the end of the Second World War.

The IMF recently stated that U.S. domestic demand growth, which has been running at an unsustainable pace, will need to slow eventually in order to reduce the U.S. current account deficit. The inflow of foreign capital may become less forthcoming. The private sector savings-investment balance has deteriorated to a deficit of 5% of GDP, a magnitude that has no precedent, suggesting that a drop in demand is a potential risk to the U.S. and world economies. The typical boom ends with rising interest rates. Already, U.S. interest rates have begun to rise. The IMF suggests a possible "hard landing" scenario, in which the household savings rate rises, U.S. equity prices fall 30% and the dollar depreciates around 10%.

In a period of negative returns on stocks, investors seek to protect wealth. In a flight-to-safety environment, gold has always been included in investment portfolios as well as other forms of cash. Historian W. Robert Hoye, in "Institutional Advisors," has studied gold's performance in the stock market bubbles of 1720, 1772, 1825, 1873 and 1929. In each bubble "the deflated price of gold has had a significant low in the year the bubble completed." Then gold rose in the following three years. Investors sought to protect real wealth.

POSSIBLE SUSTAINED FUTURE NEGATIVE REAL SHORT-TERM INTEREST RATES
A longer-term reason for private investment demand to rise is the eventual probability of future negative real short-term interest rates. For over 50 years, central bankers have followed policies of easy money to promote growth through relatively lower-than-equilibrium short-term interest rates and credit expansion. Government debt has been constantly monetized. This policy favors debtors but discriminates against short-term creditors. In our opinion, central bankers will undoubtedly follow the same policies during the next recession, which may well end in a "liquidity trap." A "liquidity trap" is reached when a nation's demand for goods and services consistently falls short of its capacity to produce them. The central bank then drives short-term interest rates down to extremely low levels to stimulate its economy. This policy fails if consumers react by saving more due to low interest rates to reach their retirement objectives or to reduce their debt levels and accordingly, spend less. Japan may have reached this condition. Japanese annual money market rates have been reduced from 4.6% in 1992 to approximately 0.06% currently. Japanese households reacted last year by increasing their gold investments by 29% over 1997 and by 70% during the first quarter of this year, compared to a year earlier. Professor Paul Krugman, author of "The Return of Depression Economics," argues that what has happened in Japan could also happen in Europe and America. He recommends "managed inflation" policies to avoid liquidity traps. Thus, investors can anticipate the probability of extremely low short-term interest rates and creeping inflation. The consequences could be negative real short-term interest rates. Gold could, as in the 1970s, become "the only game in town."

POSSIBLE OUTCOME
If, as and when investment conditions again favor the consideration of gold as a prudent asset class, it would take relatively little additional diversification of portfolios into gold to result in a major bull market in the price of gold. It is estimated that, out of an estimated 130,000 tonne global stock of gold, approximately 60,000 tonnes, worth about $500 billion today, is held by private investors. This may be equivalent to about 3% of global cash and savings accounts or 1% of overall global investment portfolios. It is held in the form of bars, coins and high carat (22-24 carat) jewelry, which is also bought to preserve wealth. It is the attitude of these global private investors toward gold compared to other forms of investment, and their confidence in financial and economic conditions that often determines the price of gold. In the event that equities have negative returns and short-term interest rates carry negative real yields, private investors could easily increase their holdings by 2% or about 1,000 tonnes a year. This possible increase in investment demand is relatively inelastic and, pushing against a limited supply of gold and an elastic jewelry demand, could, in our opinion, result in another $850 an ounce price as in 1980 or even higher.

                           VAN ECK GOLD/RESOURCES FUND
--------------------------------------------------------------------------------

We appreciate your participation in the Van Eck Gold/Resources Fund and look forward to helping you meet your investment needs in the future.


[PHOTO OMITTED]      [PHOTO OMITTED]          [PHOTO OMITTED]

/s/JOHN C. VAN ECK   /s/JOSEPH M. FOSTER      /s/SAMUEL S. HEWITT
------------------   -------------------      -------------------
JOHN C. VAN ECK      JOSEPH M. FOSTER         SAMUEL S. HEWITT
CHAIRMAN             MANAGEMENT TEAM          MANAGEMENT TEAM
                     MEMBER                   MEMBER

July 23, 1999


----------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/99
----------------------------------------------------------
                             AFTER MAXIMUM
AVERAGE ANNUAL               SALES CHARGE     BEFORE SALES
TOTAL RETURN                 of 5.75%         Charge
----------------------------------------------------------
Life (since 2/15/86)            (1.3)%          (0.9)%
----------------------------------------------------------
10 years                        (5.2)%          (4.7)%
----------------------------------------------------------
5 years                        (14.7)%         (13.7)%
----------------------------------------------------------
1 year                         (21.1)%         (16.2)%
----------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

                         GEOGRAPHICAL WEIGHTINGS
                                  JUNE 30, 1999


[FIGURES BELOW REPRESENT PLOTPOINTS IN PRINTED PIECE]

Australia 19.6%                 0.196
Canada 53.0%                     0.53
Ghana 4.1%                      0.041
South Africa 2.6%               0.026
United States 19.4%             0.194
Cash/Equivalents/\rOther 1.3%   0.013

                    VAN ECK INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

During the first quarter of 1999, the prices of gold-mining shares and gold continued their consolidation, which began last October. This consolidation came after prices rose sharply during the market turmoil at the end of last summer. During the second quarter, the gold market digested (1) the repeated political calls by some national leaders for the IMF to sell up to 300 tonnes of gold (over a ten-year period); and (2) the Swiss referendum that, among other things, removed the constitutional barrier that prevented the Swiss National Bank from selling gold. The price of gold rallied from just below $280 an ounce on March 30 to just above $290 an ounce on May 6 and appeared to be heading higher. Gold shares were also strong. During this period (March 30-May 6), the Van Eck International Investors Gold Fund had a total return of 22% as the net asset value climbed from $6.00 a share to $7.30 a share.

Then, on May 7, the British Labor Government unexpectedly announced its decision to sell 415 tonnes of its gold reserves over "the medium term," thereby reducing its holdings to 300 tonnes. This cuts the gold portion of its official reserves from about 16.7% to about 7%. Initially, it planned to sell 125 tonnes over the next year in five auctions every two months. This announcement, of course, immediately and seriously damaged market sentiment and the price of gold fell to $263.10 an ounce on June 30, a 20-year low. International Investors' net asset value fell to $6.03 a share (which was still above last August's low). For the six months ended June 30, your Fund had a total return of -8.1%.

The British announcement brought forth positive statements from the world's major central bankers. On May 19, the governor of the Bank of France said that the position of the Bank of France and France itself, the Bundesbank, the Bank of Italy and the United States (the four main holders of gold in the world), "is not to sell gold." The next day, the Chairman of the U.S. Federal Reserve Bank, Alan Greenspan, confirmed that "we should hold our gold. Gold still represents the ultimate form of payment in the world . . . Fiat money in extremis is accepted by nobody. Gold is always accepted . . . and is perceived to be an element of stability in the currency and in the ultimate value of a currency." The U.S. Secretary of the Treasury Rubin also stated, "I do not think the United States should sell its gold for a whole host of reasons." In addition, Bank of England former head of Treasury Smeeton observed, "While things are undoubtedly pretty benign at the moment it's hardly wise to think it will be plain sailing forever after. One only needs to consider our rather poor track record in economic management in the last 25 years." In the British House of Commons, the British decision was criticized "as a reckless act, which goes against Britain's national interest." In June, the head of the Banking Department for the Bank for International Settlements said, "The central banks will always hold gold. It is still their job to protect the financial system from crises of confidence in fiat currencies."

Gold investment demand continues to expand and investors are taking advantage of the lower prices. U.S. Mint Eagle gold coin sales soared 159% during the first quarter of 1999 over the same 1998 quarter. During the second quarter they were up 75% over the same 1998 quarter. June sales were 24% ahead of May.

DIVIDEND NEWS
A quarterly dividend of $.01 a share was paid on June 30, 1999 to shareholders of record on June 28, 1999. You should have received a check or, if you participate in the dividend reinvestment plan, a statement showing the number of shares purchased for your account at net asset value on the dividend reinvestment date, June 30, 1999.

GOLD-MINING SHARES
Gold-mining companies are leveraged to the gold price, with the degree of leverage dependent on a company's cost structure. As a result of this leverage, gold shares normally outperform bullion by a wide margin as the gold price increases and, conversely, underperform relative to bullion in a declining market. Whereas the gold price has declined 8.9% in the first half, it is highly unusual that, except for the Australian index, the gold equity indices have outperformed bullion by as much as 10%! We believe there are several reasons for this positive divergence: (1) gold bullion has been oversold by short speculators in the wake of the Bank of England announcement; (2) gold equity investors are anticipating a higher gold price commensurate with the higher share valuations; and (3) signs of strength in the Asian economies have improved the demand outlook for many commodities and rekindled inflationary concerns.

In the first six months of 1999, SOUTH AFRICAN GOLD SHARES gained 1.2% (in U.S. dollar terms), as measured by the Johannesburg Stock Exchange Gold Index. Leading the South Africans was Anglogold, with a gain of 9.9%. Anglogold continues to increase its presence globally, becoming a newly appointed member of the widely followed Philadelphia Gold and Silver Index (XAU). Also, the platinum producers Impala and Anglo American Platinum (Amplats) have had a spectacular first half, with returns of 84.3% and 69.4%, respectively. The fundamental supply/demand outlook for platinum and palladium are favorable and

                    VAN ECK INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

operational improvements have made these companies quite profitable. At the end of the second quarter, International Investors was 13.9% invested in South Africa. Our largest holding was Anglogold at 3.2%. Following some profit taking, Impala and Amplats combined accounted for 5.3% of assets.

NORTH AMERICAN SHARES, as measured by the Toronto Stock Exchange Gold Index and the Standard and Poor's Gold Index, declined 6.4% and 2.0%, respectively, during the first six months of the year. International Investors' top holding (8.0% of assets) is Barrick, which declined 0.6% in the first half. Barrick has reported favorable drilling results from its Pascua project that straddles the Chilean/Argentine border. These results have turned this into a robust property capable of producing over 600,000 ounces per year and generating attractive returns at current gold prices. Also outperforming the indices was our next largest holding, Placer Dome, with a gain of 2.7%. North American shares accounted for 33.9% of Fund assets at midyear.

AUSTRALIAN PRODUCERS posted a 17.3% decline as gauged by the Australian Stock Exchange Gold Index (in U.S. dollar terms). The large decline was due to Australian dollar strength coupled with the low U.S. dollar gold price. This combination produced new long-term lows in the Aussie dollar gold price. Ironically, while most Aussie gold shares posted disappointing returns for the first half, Newcrest's 62% gain was the best performance worldwide. New management has drawn investor attention with a strong operating performance and focused growth outlook. As of June 30, the Fund was 9.8% invested in Australia, with Newcrest comprising the largest position at 2.8% of assets.

We viewed the Bank of England's May 7, 1999 announcement to sell a portion of its gold reserve as an extraordinary event that would temporarily apply downward pressure on gold equity prices. To help preserve shareholder value while the market adjusts to this event, the Fund had a relatively high midyear cash and cash equivalents position. The Fund is also 5.2% invested in other natural resource equities (oil and gas, base metals, timber) that are expected to perform well in a reflationary environment.

THE OUTLOOK
With (1) probable lower net central bank sales this year compared to last year's 412 tonnes; (2) lease rate pressure reducing mine forward sales; (3) rising investment demand; (4) strong jewelry demand; (5) reduced gold scrap sales from last year's Asian crisis; (6) a huge short position; (7) peak bearish sentiment; and (8) the possible closure of more mines, we believe a good case can be made that the gold market is close to a major bottom. In fact, in view of these and the following two additional factors, in our opinion, the price of gold could gradually rise from its current oversold level to its historic (1913-1998) real average purchasing power parity with the consumer price index.

POSSIBLE FUTURE NEGATIVE RETURNS ON STOCKS
The current unprecedented rise in U.S. stock prices since 1990 has run at a compound annual rate of about 20%. It has been fueled by rising profits and rising valuations. The technology investment boom was supported by swiftly rising money supply and credit expansion, which fed through to higher output, higher asset prices and huge speculation--not to higher commodity prices. However, there are dangerous imbalances in the economy.

From 1980 through 1998, U.S. nominal GDP grew at a compound average annual rate of 6.5% while total debt climbed at an annual 9.2% rate (see Exhibit I below). The ratio of total debt to GDP rose from 1.7 in 1980 to 2.7 in 1998. The rate of debt expansion has recently accelerated. Last year, business, household and financial debt rose by $2 trillion or 13% over 1997. Financial debt alone rose by $1.1 trillion or 20% over 1997 (see Exhibit II below).

EXHIBIT I
                        DEBT IS GROWING FASTER THAN GDP

[GRAPHIC OMITTED]



EXHIBIT II
                         FINANCIAL BORROWING IS SOARING

[FIGURES BELOW REPRESENT PLOTPOINTS IN PRINTED PIECE]

       Nonfinancial sector loans       Financial sector loans
1960           35                              4.9
1961           44                                2
1962           53                                5
1963           56                                7
1964           64                                6
1965           67                                9
1966           67                               11
1967           76                                1
1968           93                               10
1969           89                               28
1970           91                               16
1971          135                               11
1972          156                               24
1973          184                               47
1974          175                               49
1975          194                                3
1976          245                               24
1977        321.2                             53.6
1978        390.7                               75
1979          392                               91
1980          344                               73
1981          410                            104.3
1982        439.9                               93
1983        573.7                            104.5
1984        791.1                            157.7
1985        963.4                              205
1986        842.9                            327.8
1987        718.5                            291.6
1988          786                              249
1989          686                              225
1990          655                              213
1991          468                              171
1992          523                              244
1993          587                              294
1994          577                              468
1995          703                              456
1996          720                            552.1
1997        736.9                            652.8
1998        952.5                             1116

                    VAN ECK INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

Nominal GDP grew by $562 billion last year, up 7% over 1997. During the first quarter of this year, debt growth rates were also approximately the same as in 1998. How risky and sustainable is this debt growth? Is it excessive? Debt excesses are the mother of every economic crisis because rapidly rising debt service charges eventually squeeze limited income growth and put pressure on spending. There are already signs of problems. Standard & Poor's reports that despite the record nine-year expansion in the U.S., the number of companies defaulting on their bonds is rising sharply, and credit quality is reaching the lowest point in a decade. Moody's Investor Service also reports that defaults have risen sharply in the second quarter of the year to the highest number since the end of the Second World War.

The IMF recently stated that U.S. domestic demand growth, which has been running at an unsustainable pace, will need to slow eventually in order to reduce the U.S. current account deficit. The inflow of foreign capital may become less forthcoming. The private sector savings-investment balance has deteriorated to a deficit of 5% of GDP, a magnitude that has no precedent, suggesting that a drop in demand is a potential risk to the U.S. and world economies. The typical boom ends with rising interest rates. Already, U.S. interest rates have begun to rise. The IMF suggests a possible "hard landing" scenario, in which the household savings rate rises, U.S. equity prices fall 30% and the dollar depreciates around 10%.

In a period of negative returns on stocks, investors seek to protect wealth. In a flight-to-safety environment, gold has always been included in investment portfolios as well as other forms of cash. Historian W. Robert Hoye, in "Institutional Advisors," has studied gold's performance in the stock market bubbles of 1720, 1772, 1825, 1873 and 1929. In each bubble "the deflated price of gold has had a significant low in the year the bubble completed." Then gold rose in the following three years.

POSSIBLE SUSTAINED FUTURE NEGATIVE REAL SHORT-TERM INTEREST RATES
A longer-term reason for private investment demand to rise is the eventual probability of future negative real short-term interest rates. For over 50 years, central bankers have followed policies of easy money to promote growth through relatively-lower-than-equilibrium short-term interest rates and credit expansion. Government debt has been constantly monetized. This policy favors debtors but discriminates against short-term creditors. In our opinion, central bankers will undoubtedly follow the same policies during the next recession, which may well end in a "liquidity trap." A "liquidity trap" is reached when a nation's demand for goods and services consistently falls short of its capacity to produce them. The central bank then drives short-term interest rates down to extremely low levels to stimulate its economy. This policy fails if consumers react by saving more due to low interest rates to reach their retirement objectives or to reduce their debt levels and accordingly, spend less. Japan may have reached this condition. Japanese annual money market rates have been reduced from 4.6% in 1992 to approximately 0.06% currently. Japanese households reacted last year by increasing their gold investments by 29% over 1997 and by 70% during the first quarter of this year, compared to a year earlier. Professor Paul Krugman, author of "The Return of Depression Economics," argues that what has happened in Japan could also happen in Europe and America. He recommends "managed inflation" policies to avoid liquidity traps. Thus, investors can anticipate the probability of extremely low short-term interest rates and creeping inflation. The consequences could be negative real short-term interest rates. Gold could, as in the 1970s, become "the only game in town."

POSSIBLE OUTCOME
If, as and when investment conditions again favor the consideration of gold as a prudent asset class, it would take relatively little additional diversification of portfolios into gold to result in a major bull market in the price of gold. It is estimated that, out of an estimated 130,000 tonne global stock of gold, approximately 60,000 tonnes, worth about $500 billion today, is held by private investors. This may be equivalent to about 3% of global cash and savings accounts or 1% of overall global investment portfolios. It is held in the form of bars, coins and high carat (22-24 carat) jewelry, which is also bought to preserve wealth. It is the attitude of these global private investors toward gold compared to other forms of investment, and their confidence in financial and economic conditions that often determines the price of gold. In the event that equities have negative real returns and short-term interest rates carry negative yields, private investors could easily increase their holdings by 2% or about 1,000 tonnes a year. This possible increase in investment demand is relatively inelastic and, pushing against a limited supply of gold and an elastic jewelry demand, could, in our opinion, result in another $850 an ounce price as in 1980 or even higher.

                    VAN ECK INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

We appreciate your participation in the Van Eck
International Investors Gold Fund and look forward to helping you meet your investment needs in the future.

[PHOTO OMITTED]       [PHOTO OMITTED]         [PHOTO OMITTED]

/s/JOHN C. VAN ECK    /s/JOSEPH M. FOSTER     /s/SAMUEL S. HEWITT
------------------    -------------------     -------------------
JOHN C. VAN ECK       JOSEPH M. FOSTER        SAMUEL S. HEWITT
CHAIRMAN              MANAGEMENT TEAM         MANAGEMENT TEAM
                      MEMBER                  MEMBER

July 23, 1999

----------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/99
----------------------------------------------------------
                             AFTER MAXIMUM
AVERAGE ANNUAL               SALES CHARGE     BEFORE SALES
TOTAL RETURN                 OF 5.75%         CHARGE
----------------------------------------------------------
Life (since 2/10/56)             8.8%            8.9%
----------------------------------------------------------
20 years                         5.4%            5.7%
----------------------------------------------------------
15 years                        (2.2)%          (1.8)%
----------------------------------------------------------
10 years                        (4.4)%          (3.8)%
----------------------------------------------------------
5 years                        (15.0)%         (14.0)%
----------------------------------------------------------
1 year                         (14.9)%          (9.7)%
----------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.


                            GEOGRAPHICAL WEIGHTINGS+
                                 JUNE 30, 1999


[FIGURES BELOW REPRESENT PLOTPOINTS IN PRINTED PIECE]

Australia 9.8%          0.098
Canada 21.8%            0.218
South Africa 13.9%      0.139
Ghana 2.0%               0.02
Singapore 0.6%          0.006
United States 12.1%     0.121
Cash/Equivalents 39.8%  0.398

+Weightings take option positions into account (See "Schedule of Portfolio
 Investment" p.30)

                       VAN ECK U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

The U. S. Government Money Fund continues to meet its objectives as an investment that provides a high degree of safety and daily liquidity. It also serves to assist investors who wish to employ our exchange privileges or to use our checkwriting privileges. The Fund's seven-day average yield was 2.92%* and its 30-day average yield was 3.08% on June 30, 1999. The Fund's total net assets were $37.5 million as of June 30, 1999.

During the first half of the year, the yield on three-month Treasury bills averaged 4.53%. Treasury bill rates reached their lows of 4.25% toward the end of January on the back of flight-to-quality buying that was sparked by the devaluation of the Brazilian real (Brazil's currency). Three-month bill rates then moved higher through the end of February, reaching a high of 4.70% on March 1 as investor nervousness over recent financial market turmoil began to abate. Treasury bill rates rose steadily during the second quarter as a robust U.S. economy, a rising stock market, and mounting concern over a potential resurgence in inflationary pressures caused investors to discount a preemptive tightening of monetary policy by the Federal Reserve. Officials at the Fed seemed to be in agreement with this view as they raised the Fed Funds target rate by 25 basis points (0.25%) to 5.00%, on June 30. On the back of these factors, the three-month Treasury bill ended the first half at its year-to-date high, with a yield of approximately 4.80%.

The Fund's investment strategy continues to emphasize safety by investing in short-term U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations. These obligations are the most conservative money market investments and offer the highest degree of security since they are backed by the government. Of course, shares of the Fund are not guaranteed by the United States Government and there can be no guarantee that the price of the Fund's shares will not fluctuate.** Repurchase agreements allow us to take advantage of higher yields without significantly increasing risk. The Fund's repurchase agreements are collateralized 102% by United States Treasury obligations with maturities of less than five years. In addition, your Fund has possession of the collateral.

We plan to continue our general investment strategy of keeping an equal weighting between U.S. Treasury bills and repurchase agreements over time. However, repurchase agreements currently offer an attractive yield pickup over Treasury bills and we will look to place more emphasis on repurchase agreements while this scenario exists. The U.S. Government Money Fund offers daily liquidity and checkwriting privileges, providing the kind of convenient access to cash not available in many other types of investments. The Fund also provides an excellent base from which investors may transfer money into or out of other members of the Van Eck Family of Funds.***

We appreciate your participation in the U.S. Government Money Fund and look forward to helping you meet your investment objectives in the future.


[PHOTO OMITTED]

/s/GREGORY F. KRENZER
---------------------
GREGORY F. KRENZER
PORTFOLIO MANAGER

July 16, 1999

---------------------
  * Performance data represents past performance and is not indicative of future results.

 ** There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

*** Currently, there is no charge imposed on exchanges or limits as to frequency of exchanges for this Fund. However, shareholders are limited to six exchanges per calendar year for other Van Eck and Van Eck/Chubb Funds. The Funds reserve the right to modify or terminate the terms of the Exchange Privilege.

                                ASIA DYNASTY FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1999 (UNAUDITED)

NO. OF SHARES
OR PRINCIPAL
AMOUNT         SECURITIES (A)                         VALUE (NOTE 1)
--------------------------------------------------------------------------------
CHINA:  3.2%
        40,000 Huaneng Power International Ltd.          $  685,000
     7,000,000 Maanshan Iron and Steel Co. Ltd.             640,571
                                                        -----------
                                                          1,325,571
                                                        -----------
HONG KONG: 19.6%
        50,000 Cheung Kong (Holdings) Ltd.                  444,662
       650,000 China Everbright Pacific Ltd.                649,271
       335,000 China Telecom (Hong Kong) Ltd.               930,476
       600,000 Cosco Pacific Ltd.                           498,794
       400,000 Giordano International Ltd.                  283,551
       225,000 Guangdong Kelon Electrical Co., Ltd.         262,447
       225,000 HKR International Ltd.                       194,298
        24,800 HSBC Holdings PLC                            904,584
        32,000 Hutchison Whampoa Ltd.                       289,739
        60,000 Johnson Electric Holdings Ltd.               247,464
       250,000 Kerry Properties Ltd.                        330,274
       134,000 Li & Fung Ltd.                               321,239
       700,000 Orient Overseas International Ltd.           257,130
        65,000 Pacific Century Insurance Holdings, Ltd.      52,611
       525,000 Paul Y Properties Group Ltd. (c)             524,411
       600,000 Sino Land Co.                                344,129
     4,150,000 South Sea Development Co.                    358,371
        44,000 Sun Hung Kai Properties Ltd.                 401,227
        81,000 Television Broadcasts Co.                    380,012
       113,000 Wing Hang Bank Ltd.                          363,379
                                                        -----------
                                                          8,038,069
                                                        -----------
INDIA: 6.2%
           500 Dr. Reedy's Laboratories Ltd.                  9,602
         4,500 Hindustan Lever Ltd.                         246,887
        45,000 Hindustan Petroleum Corp.                    257,780
         4,000 Housing Development Finance
                 Corporation Ltd.                           204,887
         3,000 Infosys Technologies Ltd.                    250,784
         4,600 ITC Ltd.                                     116,166
        54,000 Mahanagar Telephone Nigam Ltd.               231,535
         6,950 NIIT Ltd.                                    325,711
        22,000 Satyam Computer Services Ltd.                643,040
           250 Siemens India Ltd.                             1,328
           500 Tata Infotech Ltd.                            12,264
        12,644 Videsh Sanchar Nigam Ltd.                    266,404
                                                        -----------
                                                          2,566,388
                                                        -----------
INDONESIA: 7.5%
USD    620,000 PT Astra Overseas Finance Bond
                 8.75% 8/07/03 (b)                          334,800
     2,500,000 PT Bank Pan Indonesia                        729,927
     3,454,500 PT Bimantara Citra                           756,459
       409,500 PT Indofood Sukses Makmur                    561,941
     6,000,000 PT Lippo Bank                                328,467
       900,000 PT Pabrik Kertas Tjiwi Kimia                 348,175
                                                        -----------
                                                          3,059,769
                                                        -----------
MALAYSIA: 6.1%
       280,000 Berjaya Sports Toto Berhad (c)               643,342
       300,000 Commerce Asset Holdings Berhad (c)           736,296
       183,000 IOI Properties Berhad (c)                    301,018
       200,000 MAA Holdings Berhad (c)                      417,754
       180,000 UMW Holdings Berhad (c)                      401,827
                                                        -----------
                                                          2,500,237
                                                        -----------
PHILIPPINES: 6.8%
       500,000 Benpres Holdings Corp.                    $  118,265
         4,200 Benpres Holdings Corp. (GDR)                  20,055
     3,188,000 International Container Systems, Inc.        414,733
       600,000 Jollibee Foods Corp.
                   Warrants (expiring 3/24/03)              307,490
       325,000 La Tondena Distillers, Inc.                  384,362
    10,105,300 Merto Pacific Corp.                          504,601
        22,000 Philippine Long Distance
                 Telephone Co.                              670,700
       145,000 Philippine National Bank                     392,509
                                                        -----------
                                                          2,812,715
                                                        -----------
SINGAPORE: 9.3%
        33,000 City Development Ltd. (Class A)              211,252
        65,000 Datacraft Asia Ltd.                          283,400
        67,500 DBS Bank "F"                                 824,578
        95,000 DBS Land Ltd.                                189,698
       100,000 Natsteel Electronics Ltd.                    437,540
        39,080 Overseas-Chinese Banking Corp.,
                 Ltd. "F"                                   325,915
       119,000 Pacific Century Insurance Holdings Ltd.      506,695
        25,723 Singapore Press Holdings Ltd.                438,108
        49,000 Star Cruises PLC                             218,540
        50,000 Venture Manufacturing
                 (Singapore) Ltd.                           384,683
                                                        -----------
                                                          3,820,409
                                                        -----------
SOUTH KOREA: 11.3%
         9,300 Cheil Jedang Corp.                           731,948
        26,000 Housing & Commercial Bank, Korea             819,870
        30,000 Koram Bank                                   375,809
         8,000 Korea Telecom                                530,799
        10,000 Pohang Iron & Steel (ADR)                    336,250
         1,189 S1 Corp.                                     229,068
            80 S1 Corp. Rights (expiring 7/19/99)             3,635
         3,786 Samsung Electronics                          415,396
           605 Samsung Fire & Marine Insurance              425,982
           795 SK Telecom Co. Ltd.                          768,322
                                                        -----------
                                                          4,637,079
                                                        -----------
TAIWAN: 9.2%
        45,000 Acer, Inc. (GDR)                             562,500
        23,800 Asustek Computers, Inc.                      342,720
        25,000 Evergreen Marine Corp.                       463,125
       223,000 R.O.C. Taiwan Fund                         1,797,938
        17,500 Taiwan Semiconductor
                 Manufacturing Co.(ADR)                     595,000
                                                        -----------
                                                          3,761,283
                                                        -----------
THAILAND: 8.0%
        90,000 Bangkok Bank Public Co. Ltd.                 196,235
       200,000 Capital Nomura Securities Public Co.         612,134
       180,000 MBK Properties & Development PLC             147,481
       850,000 Quality House Public Co. Ltd.                500,744
       100,000 Siam Pulp & Paper Co. Ltd.                   216,684
       260,000 Shin Corp. PLC                             1,147,892
        97,000 Thai Farmers Bank Public Co. Ltd.            194,420
        75,600 The Pizza Public Company Ltd.                265,173
                                                        -----------
                                                          3,280,763
                                                        -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 87.2%
(Cost: $23,341,446)                                      35,802,283
                                                        -----------

                       See Notes to Financial Statements

                                ASIA DYNASTY FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1999 (UNAUDITED)

NO. OF
CONTRACTS       CALL OPTION PURCHASED: 2.0%          VALUE (NOTE 1)
--------------------------------------------------------------------------------
SINGAPORE: 2.0%
        95,000 Singapore Airlines Ltd. Zero Strike
                 Call Option (expiring 6/08/00)
                 (cost: $713,514)                      $   825,747
                                                       -----------
PRINCIPAL
AMOUNT         SHORT-TERM OBLIGATION: 0.8%
--------------------------------------------------------------------------------
USD    335,000 American Express Co. Commercial Paper
                 due 7/01/99 Interest Yield 5.66%
                 (Amortized Cost : $335,000)               335,000
                                                       -----------

TOTAL INVESTMENTS: 90.0%                                36,963,030
(Cost: $24,389,960)

OTHER ASSETS LESS LIABILITIES: 10.0%                     4,105,833
                                                       -----------
NET ASSETS: 100%                                       $41,068,863
                                                       ===========


----------------------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Security is in default on interest payments.
(c) Restricted security, see Note 8.
GLOSSARY:
ADR - American Depositary Receipt
"F" - Foreign Registry
GDR - Global Depositary Receipt

SUMMARY OF                                         % OF
INVESTMENTS                                         NET
BY INDUSTRY                                       ASSETS
-------------                                     -------
Auto                                                0.8%
Banking                                             0.5%
Broadcast Media                                     0.9%
Computer Services, Software & Equipment             4.7%
Conglomerates                                       2.8%
Consumer Products &  Services                       1.2%
Electrical Equipment                                0.6%
Electronics                                         3.6%
Energy                                              1.6%
Engineering & Construction1.                          0%
Entertainment & Leisure Time                        2.1%
Financial Services & Insurance                     18.9%
Foods & Beverages                                   5.5%
Foreign Government Bonds                            4.4%
Forest Products                                     1.4%
Holding Companies 1.0%
Manufacturing                                       0.8%
Oil Refining                                        0.6%
Publishing                                          1.1%
Real Estate                                         8.7%
Retail                                              0.7%
Semiconductors                                      1.4%
Shipping                                            4.0%
Steel                                               2.4%
Technology                                          2.9%
Telecommunications                                 13.6%
Call Option Purchased                               2.0%
Short-Term Obligation                               0.8%
Other assets less liabilities                      10.0%
                                                  -----
                                                  100.0%
                                                  =====

                       See Notes to Financial Statements

                             GLOBAL HARD ASSETS FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1999 (UNAUDITED)



NO. OF SHARES  SECURITIES (A)                     VALUE (NOTE 1)
----------------------------------------------------------------
AUSTRALIA: 4.4%
ENERGY: 1.6%
       34,000  Broken Hill Proprietary Co. Ltd.    $     393,146
      409,635  Portman Mining Ltd.                       178,640
      191,788  Portman Mining Ltd. Rights
                 (expiring 7/19/99)                          887
                                                     -----------
                                                         572,673
                                                     -----------
INDUSTRIAL METALS: 1.7%
      533,500  Pasminco Ltd.                             587,987
                                                     -----------
PRECIOUS METALS: 1.1%
      255,620  Acacia Resources Ltd.                     295,577
      341,545  Consolidated Gold NL                        6,996
    2,250,000  Gullewa Gold NL                            56,494
                                                     -----------
                                                         359,067
                                                     -----------
                                                      1,519,727
                                                     -----------
BRAZIL: 1.4%
FOREST PRODUCTS AND PAPER: 1.4%
       22,600  Aracruz Celulose S.A. (ADR)               497,200
                                                     -----------
Canada: 19.3%
Energy: 7.6%
       15,950  Alberta Energy Company Ltd.              513,186
       41,000  AltaGas Service Co., Inc. (b)*           278,893
       27,600  Anderson Exploration Ltd.                363,281
       39,100  Berkley Petroleum Corp.                  328,471
      150,000  Cypress Energy, Inc.                     607,102
       49,800  Interoil Corp.                            37,350
      160,000  Kappa Energy Company, Inc.                32,651
       25,000  Poco Petroleums Ltd.                     202,367
      144,500  Stellarton Energy Corp.                  186,756
      333,000  Windsor Energy Corp. (b)*                 88,341
                                                    -----------
                                                      2,638,398
                                                    -----------
FOREST PRODUCTS AND PAPER: 3.1%
       35,000  Abitibi-Consolidated, Inc.               398,125
       11,000  MacMillan Bloedel Ltd.                   197,163
       37,500  St. Laurent Paperboard, Inc.             477,008
                                                    -----------
                                                      1,072,296
                                                    -----------
PRECIOUS METALS: 1.7%
       27,000  Barrick Gold Corp.                       523,125
      707,700  Brazilian Resources, Inc.                 81,837
                                                    -----------
                                                        604,962
                                                    -----------
REAL ESTATE: 6.9%
       22,000  Bentall Corp.                            229,712
       26,000  Boardwalk Equities, Inc.                 263,519
       30,000  Brookfield Properties Corp.              390,790
       20,000  Cadillac Fairview Corp.                  377,500
       40,000  Oxford Property Group, Inc.              424,461
       35,000  TrizecHahn Corp.                         713,125
                                                    -----------
                                                      2,399,107
                                                    -----------
                                                      6,714,763
                                                    -----------
FRANCE: 1.1%
REAL ESTATE: 1.1%
        3,500  Societe Fonciere Lyonnaise Warrants
                 (expiring 7/30/02)*                      2,272
        3,000  Unibail S.A.                             383,637
        3,000  Unibail S.A. Warrants
                 (expiring 5/11/04)                    $ 14,468
                                                    -----------
                                                        400,377
                                                    -----------
GREECE: 0.1%
INSURANCE: 0.1%
        1,830  Interamerican Insurance Co.               40,628
                                                    -----------
HONG KONG: 2.5%
REAL ESTATE: 2.5%
       40,000  Cheung Kong (Holdings) Ltd.              355,730
       230,000 HKR International Ltd.                   198,616
       35,000  Sun Hung Kai Properties Ltd.             319,158
                                                    -----------
                                                        873,504
                                                    -----------
ITALY: 1.1%
ENERGY: 1.1%
        6,500  Ente Nazionale Idrocaburi
                 S.p.A. (ADR)                           390,000
                                                    -----------
NETHERLANDS: 1.1%
ENERGY: 1.1%
        6,400  Royal Dutch Petroleum Co.                385,600
                                                    -----------
NORWAY: 1.4%
ENERGY: 1.4%
       46,300  Stolt Comex Seaway S.A.                  503,513
                                                    -----------
RUSSIA: 3.0%
ENERGY: 3.0%
        1,679  Khanty-Mansiysk Oil Co. (b)*             797,525
        5,200  Lukoil Holding Corp. (c)                 121,768
        7,800  Surgutneftegaz, Inc. (ADR)                61,889
        7,800  Surgutneftegaz, Inc. Pfd. (ADR)           34,561
                                                    -----------
                                                      1,015,743
                                                    -----------
SINGAPORE: 0.5%
FOREST PRODUCTS AND PAPER: 0.5%
       17,000   Asia Pulp and Paper
                 Company Ltd. (ADR)                     163,625
                                                    -----------
UNITED KINGDOM: 1.4%
ENERGY:1.1%
        3,400  BP Amoco PLC (Sponsored ADR)             368,900
                                                    -----------
INDUSTRIAL METALS: 0.3%
       36,100  Billiton PLC                             126,478
                                                    -----------
                                                        495,378
                                                    -----------
UNITED STATES: 59.3%
ENERGY: 19.9%
       25,700  Anadarko Petroleum Corp.                 946,081
        6,750  Apache Corp.                             263,250
       17,000  Baker Hughes, Inc.                       569,500
        8,000  Burlington Resources, Inc.               346,000
       20,900  Cooper Cameron Corp.                     774,606
        9,500  Exxon Corp.                              732,688
       63,000  Global Industries Ltd.                   807,188
       24,000  Global Marine, Inc.                      370,500
       20,900  Marine Drilling Companies, Inc.          286,069
        2,100  Mobil Corp.                              207,900
       36,200  Ocean Energy, Inc.                       348,425

                       See Notes to Financial Statements

                    GLOBAL HARD ASSETS FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1999 (UNAUDITED)

NO. OF SHARES
OR PRINCIPAL
AMOUNT          SECURITIES(A)                      VALUE (NOTE 1)
----------------------------------------------------------------
UNITED STATES: (CONTINUED)
       25,700  Santa Fe International Corp.          $  591,100
        5,000  Schlumberger Ltd.                        318,438
        6,000  Texaco, Inc.                             375,000
                                                    -----------
                                                      6,936,745
                                                    -----------
FOREST PRODUCTS AND PAPER: 8.0%
       10,000  Bowater, Inc.                            472,500
        8,100  Georgia-Pacific Group                    383,738
        7,500  Georgia-Pacific Timber Corp.             189,375
         9,450 International Paper Co.                  477,225
       22,600  Plum Creek Timber Company, Inc.          703,425
       27,400  Smurfit-Stone Container Corp.            563,413
                                                    -----------
                                                      2,789,676
                                                    -----------
INDUSTRIAL METALS: 7.7%
       22,300  AK Steel Holdings Corp.                  501,750
       10,000  Alcan Aluminium Ltd.                     319,375
       13,500  Aluminum Co. of America (Alcoa, Inc.)    835,313
       19,700  Freeport-McMoran Copper & Gold, Inc.     353,369
        6,000  Nucor Corp.                              284,625
         6,240 Reynolds Metals Co.                      368,160
                                                    -----------
                                                      2,662,592
                                                    -----------
PRECIOUS METALS: 6.5%
USD 1,100,000  Business Development Bank of Canada
                 Yen/Gold Linked Note 4.85% 9/30/99     884,400
       28,500  Newmont Mining Co.                       566,437
       25,000  Stillwater Mining Co.                    817,188
                                                    -----------
                                                      2,268,025
                                                    -----------
REAL ESTATE: 17.2%
       15,000  AMB Property Corp.                       352,500
        6,000  Apartment Investment &
                 Management Co.                         256,500
       20,000  Bedford Property Investors, Inc.         357,500
        9,000  Boston Properties, Inc.                  322,875
       18,000  Brandywine Realty Trust                  356,625
       12,000  CarrAmerica Realty Corp.                 300,000
       20,000  Cornerstone Properties, Inc.             317,500
       15,000  Crescent Real Estate Equities Co.        356,250
        6,000  Equity Office Properties Trust           153,750
        5,000  Equity Residential Properties Trust      225,313
       25,000  Host Marriott Corp.                      296,875
       15,000  Kilroy Realty Corp.                      365,625
       12,000  Macerich Co. (The)                       315,000
       12,000  Mack-Cali Realty Corp.                   371,250
        9,200  New Plan Excel Realty Trust              165,600
       10,700  Prentiss Properties Trust                251,450
       15,000  ProLogis Trust                           303,750
       10,000  Simon Property Group, Inc.               253,750
       10,000  Starwood Hotels & Resorts
                 Worldwide, Inc.                        305,625
       78,618  Wyndham International, Inc.              353,776
                                                    -----------
                                                      5,981,514
                                                    -----------
                                                     20,638,552
                                                    -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 96.6%
(Cost: $33,550,149)                                  33,638,610
                                                    -----------


NO. OF
CONTRACTS      CALL OPTION PURCHASED: 0.1%       VALUE (NOTE 1)
--------------------------------------------------------------------------------
           126 August Comex Gold
               (strike price @ $265
                expiring 7/09/99) (Cost: $25,519)    $   27,720
                                                    -----------
PRINCIPAL
AMOUNT         SHORT-TERM OBLIGATION: 2.1%
--------------------------------------------------------------------------------
USD    750,000 General Electric Co.
               Commercial Paper due 7/01/99
               Interest Yield 5.07%
               (Amortized cost: $750,000)               750,000
                                                    -----------
TOTAL INVESTMENTS: 98.8%
(Cost: $34,325,668)                                  34,416,330
                                                    -----------
NO. OF
SHARES         SECURITIES SOLD SHORT: (1.7%)
--------------------------------------------------------------------------------
CANADA: (0.7%)
REAL ESTATE: (0.7%)
         5,100 Four Seasons Hotels, Inc.               (224,719)
                                                    -----------
UNITED STATES: (1.0%)
PRECIOUS METALS: (1.0%)
       145,000 Battle Mountain Gold Co.                (353,437)
                                                    -----------
TOTAL SECURITIES SOLD SHORT:
(Proceeds received: $499,748)                          (578,156)
                                                    -----------
TOTAL INVESTMENTS NET OF SECURITIES
  SOLD SHORT: 97.1%                                  33,838,174

OTHER ASSETS LESS LIABILITIES: 2.9%                     992,944
                                                    -----------
NET ASSETS: 100%
                                                    $34,831,118
                                                    ===========
--------------------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security, see Note 8.
(c) Includes securities in the form of American Depositary Receipts (ADR). ADR's are traded at prices substantially equivalent to those quoted for ordinary shares.
 *  Fair value as determined by Board of Trustees.
GLOSSARY:
ADR - American Depositary Receipt

SUMMARY OF                                         % OF
INVESTMENTS                                         NET
BY INDUSTRY                                       ASSETS
-------------                                     -------
Energy                                             36.8%
Forest Products and Paper                          13.0%
Industrial Metals                                   9.7%
Insurance                                           0.1%
Precious Metals                                     8.3%
Real Estate                                        27.0%
Call Option                                         0.1%
Short-Term Obligation                               2.1%
Other assets less liabilities                       2.9%
                                                  -----
                                                  100.0%
                                                  =====

                                              See Notes to Financial Statements

                               GLOBAL LEADERS FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1999 (UNAUDITED)

No. of Shares  Securities (a)              Value (Note 1)
-------------------------------------------------------------------------------

Australia: 0.7%
        8,500  Brambles Industries Ltd.      $   223,532
                                              ----------
Brazil: 0.5%
        6,500  Telesp Participacoes S.A.         148,688
                                              ----------
Denmark: 0.9%
        5,700  ISS International Service
                Systems A.S.                     304,074
                                              ----------
Finland: 1.6%
        5,700  Nokia Oyj (Class A)               499,253
                                              ----------
France: 4.3%
        2,900  AXA S.A.                          353,516
        1,300  Castorama Dubois
                Investissements S.A.             308,105
        1,500  Groupe Danone                     386,419
          700  Havas Advertising S.A.            150,683
        1,500  Total S.A. (Class B)              193,363
                                              ----------
                                               1,392,086
                                              ----------
Germany: 2.5%
        3,300  DaimlerChrysler AG                285,641
          910  Fresenius AG (Pfd.)               160,817
        2,500  Mannesmann AG                     372,765
                                              ----------
                                                 819,223
                                              ----------
Greece: 0.4%
        5,200  Stet Hellas Telecommunications
                 S.A. (ADR)                      116,350
                                              ----------
Hong Kong: 2.1%
       32,000  Cheung Kong (Holdings) Ltd.       284,584
       10,400  HSBC Holdings PLC                 379,342
                                              ----------
                                                 663,926
                                              ----------
Ireland: 1.3%
       16,978  Bank of Ireland                   283,700
        5,400  Elan Corp. PLC                    149,850
                                              ----------
                                                 433,550
                                              ----------
Italy: 3.2%
       60,000  Credito Italiano S.p.A            263,383
       31,000  ENI S.p.A.                        184,955
       24,000  Mondadori (Arnoldo) Editore
                 S.p.A.                          415,477
       17,000  Telecom Italia S.p.A.             176,579
                                              ----------
                                               1,040,394
                                              ----------
Japan: 11.4%
        2,900  Advantest Corp.                   318,537
       24,000  Bank of Tokyo-Mitsubishi Bank     341,512
       14,000  Canon, Inc.                       402,362
        6,900  Circle K Japan Co. Ltd.           287,203
       33,000  Fuji Bank Ltd.                    230,020
       50,000  Hitachi Ltd.                      468,679
        1,000  Keyence Corp.                     174,918
       43,000  Komatsu Ltd.                      274,510
        3,200  NTT Mobile Communications
                 Network, Inc.                   433,415
        1,000  Rohm Co.                          156,502
        1,600  Sony Corp.(ADR)                   176,600
        9,000  Takeda Chemical Industries        416,979
                                              ----------
                                               3,681,237
                                              ----------
Mexico: 1.4%
       93,000  Cifra S.A. de C.V.                177,707
        3,000  Grupo Televisa S.A.(ADR)          134,438
        1,700  Telephonos de Mexico (ADR)        137,381
                                              ----------
                                                 449,526
                                              ----------
Netherlands: 2.7%
       10,100  Nutreco Holdings N.V.             358,020
        2,100  Royal Dutch Petroleum Co.
                 (New York Registry Shares)
                 (ADR)*                          126,525
       10,028  Wolters Kluwer N.V.               398,867
                                              ----------
                                                 883,412
                                              ----------
Portugal: 0.5%
        1,140  Telecel-Comunicacoes
                 Pessoasis S.A.                  146,839
                                              ----------
Singapore: 1.0%
       27,000  Development Bank of
                 Singapore, Ltd.                 329,829
                                              ----------
Spain: 0.0%
          456  Banco de Santander S.A.             4,746
                                              ----------
Sweden: 1.3%
       16,350  ForeningsSparbanken AB (Class A)  231,089
       13,000  Securitas AB                      194,458
                                              ----------
                                                 425,547
                                              ----------
Switzerland: 1.3%
        1,390  UBS AG                            414,485
                                              ----------
Taiwan: 0.3%
        2,500  Taiwan Semiconductors
                 Manufacturing Co.                85,000
                                              ----------
United Kingdom: 8.6%
       35,000  Alliance Unich PLC                244,697
       15,000  Amvescap PLC                      133,955
       10,434  British Petroleum Co. PLC         187,345
       42,200  Compass Group PLC                 418,769
       12,052  Glaxo Wellcome PLC                334,758
       21,761  Lloyds TSB Group PLC              296,044
       40,129  Misys PLC                         344,131
       12,000  Select Appointments Holdings PLC  288,000
       36,000  St. James Place Capital PLC       131,377
       20,056  Vodafone Group PLC                395,520
                                              ----------
                                               2,774,596
                                              ----------
United States: 55.2%
        7,500  ADC Telecommunications, Inc.      341,719
        3,500  American Express Co.*             455,438
        7,000  American International Group,
                Inc.*                            819,438
        4,000  America Online, Inc.              442,000
        9,000  AT&T Corp.                        502,313
       12,500  Bank of New York Co., Inc.*       458,594
        8,000  Cardinal Health, Inc.             513,000
       10,400  CBS Corp.                         451,750
       18,000  Cisco Systems, Inc.             1,161,000
        6,000  Clear Channel Communications,
                Inc.                             413,625
       13,600  Coastal Corp.                     544,000
        7,000  Dayton Hudson Corp.               455,000
       10,000  EMC Corp.                         550,000

                               GLOBAL LEADERS FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1999 (UNAUDITED)

No. of Shares  Securities (a)              Value (Note 1)
-------------------------------------------------------------------------------
United States (continued)
        5,600  Exxon Corp.                 $     431,900
        8,500  Federal National Mortgage
                 Association                     581,188
        4,300  General Electric Co.              485,900
        8,000  Home Depot, Inc.                  515,500
        7,900  Intel Corp.                       470,050
        4,000  International Business Machines
                Corp.                            517,000
        6,300  Lilly (Eli) & Corp.               451,238
       12,000  Lucent Technologies, Inc.         809,250
       15,700  Masco Corp.                       453,338
        6,200  Maytag Corp.                      432,063
        5,287  MCI WorldCom, Inc.                456,004
        8,000  Merck & Co., Inc.                 592,000
        6,800  Microsoft Corp.                   613,275
        4,000  Pfizer, Inc.                      439,000
        5,500  Pharamacia & Upjohn, Inc.         304,467
        4,700  Procter & Gamble Co.*             419,475
        7,400  Schlumberger Ltd.                 471,288
        9,000  Solectron Corp.                   600,188
       15,900  Staples, Inc.                     491,906
        6,000  Tyco International Ltd.           568,500
        7,500  United Technologies Corp.         537,649
                                             -----------
                                              17,749,056
                                             -----------
Total Stocks: 101.3%
(Cost: $23,907,452)                           32,585,349

OTHER ASSETS LESS LIABILITIES: (1.3%)           (427,654)
                                             -----------
NET ASSETS: 100%                             $32,157,695
                                             ===========

--------------------------------------------------------
(a) Unless otherwise indicated, securities owned are shares of common stock.
 * These securities are segregated for forward foreign currency contracts.
Glossary:
ADR - American Depositary Receipt

SUMMARY OF                                         % OF
INVESTMENTS                                         NET
BY INDUSTRY                                       ASSETS
-------------                                     -------
Auto & Truck                                        0.9%
Banks                                               9.6%
Building & Construction                             1.4%
Communications                                      1.3%
Drug & Healthcare                                   4.8%
Durables                                            1.3%
Electronic Data Processing,
Office Equipment & Supplies                         6.3%
Electronics & Electrical Equipment                 17.2%
Financial Services                                  4.0%
Food & Household Products                           4.9%
Holding Companies                                   0.4%
Insurance                                           3.7%
Machinery                                           2.0%
Manufacturing                                       3.4%
Medical Products & Supplies                         3.0%
Natural Gas-Pipelines                               1.7%
Office Equipment & Supplies                         1.3%
Oil-Integrated                                      2.9%
Oil Services & Products                             2.1%
Other Services                                      3.1%
Pharmaceuticals                                     3.4%
Publishing & Broadcasting                           4.8%
Real Estate                                         0.9%
Retail                                              7.0%
Science & Technology                                5.0%
Telecommunications                                  1.1%
Utilities                                           3.8%
Other assets less liabilities                      (1.3%)
                                                  -----
                                                  100.0%
                                                  =====
                       See Notes to Financial Statements

                               GLOBAL/RESOURCES FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1999 (UNAUDITED)


NO. OF SHARES  SECURITIES (A)                    VALUE (NOTE 1)
---------------------------------------------------------------
AUSTRALIA: 19.6%
    1,500,000  Acacia Resources Ltd.         $ 1,734,469
    1,147,189  Delta Gold NL                   1,629,711
    1,041,381  Lihir Gold Ltd.                   784,425
    1,143,215  Newcrest Mining Ltd.            2,562,246
      500,000  Normandy Mining Ltd.              332,357
      500,000  Red Back Mining NL                 85,898
      358,900  Resolute Ltd.                     180,229
      300,000  Ross Mining NL                    126,864
      230,523  Sons of Gwalia Ltd.               605,769
                                              ----------
                                               8,041,968
                                              ----------
CANADA: 53.0%
       38,000  Abitibi-Consolidated, Inc.        436,841
      166,800  Agnico-Eagle Mines Ltd.         1,032,075
      125,000  Barrick Gold Corp.              6,037,579
       25,000  Berkley Petroleum Corp.           210,019
USD 1,000,000  Business Development Bank of Canada
                Yen/Gold Linked Note 4.85%,
                9/30/99                          804,000
       87,500  Central Fund of Canada Ltd.
               (Class A)                         328,125
      200,000  Claude Resources, Inc.            199,986
       74,700  Cumberland Resources Ltd.         104,166
      157,600  Euro-Nevada Mining Corp.        1,886,783
       73,000  Franco Nevada Mining Co.        1,137,133
      291,600  Geomaque Explorations Ltd.        156,699
      178,600  Goldcorp, Inc. (Class A)          863,000
      182,000  IAMGOLD, International African
                 Mining Gold Corp.               371,403
      511,200  Meridian Gold, Inc.             2,381,960
      385,245  Placer Dome, Inc.               4,550,713
      416,200  Richmont Mines, Inc.              806,863
      239,800  Romarco Minerals, Inc.            233,258
      146,500  Solitario Resources Corp.         123,569
       27,000  TVX Gold, Inc.                     27,000
                                              ----------
                                              21,691,172
                                              ----------
GHANA: 4.1%
       236,000 Ashanti Goldfields Co. Ltd.
                 (Sponsored GDR)               1,637,250
        30,191 Ashanti GSM Ltd. (Series C)        64,155
                                              ----------
                                               1,701,405
                                              ----------
SOUTH AFRICA: 2.6%
        16,000 Anglogold Ltd. (Sponsored ADR)     344,000
       479,400 Avgold Ltd.                        251,685
        62,000 Goldfields Ltd.                    213,125
        55,800 Harmony Gold Mining Co.            270,285
                                               ----------
                                                1,079,095
                                               ----------
UNITED STATES: 19.4%
       13,200  AK Steel Holding Corp.            297,000
       10,000  Anadarko Petroleum Corp.          368,125
      287,972  Battle Mountain Canada, Inc.      701,931
                 (Exchangeable Shares)
       56,300  Battle Mountain Gold Co.
                 (Class A)                       137,231
      228,700  Crown Resources Corp.             371,636
      288,000  Glamis Gold Ltd.                  522,000
      375,101  Homestake Mining Co.            3,071,139
       60,000  Ocean Energy, Inc.                577,500
    1,000,000  Piedmont Mining Co., Inc. (b)      80,000
       55,750  Stillwater Mining Co.           1,822,328
                                              -----------
                                               7,948,890
                                              -----------
Total Stocks and Other Investments: 98.7%
(Cost: $37,876,545)                           40,462,530
                                              -----------

No. of
Contracts     Put Options Purchased: 0.1% Value (Note 1)
---------------------------------------------------------
      900     Philadephia Gold & Silver Index
                (strike price @ $55.00
                expiring 7/17/99)               $ 28,125
      400     Philadephia Gold & Silver Index
                (strike price @ $60.00
                 expiring 7/17/9  9)              25,000
                                               ---------
Total Put Options Purchased
(Cost: $285,300)                                  53,125
                                               ---------
Principal
Amount         Short-Term Obligation: 2.8%
--------------------------------------------------------
  USD1,160,000 American Express Co. Commercial Paper
                 due 7/01/99 Interest Yield 5.50%
                 (Amortized Cost: $1,160,000)  1,160,000
                                              ----------

TOTAL INVESTMENTS: 101.6%
(Cost: $39,321,845)                           41,675,655
OTHER ASSETS LESS LIABILITIES: (1.6%)           (689,985)
                                             -----------
NET ASSETS: 100%                             $40,985,670
                                             ===========

--------------------------------------------------------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Affiliated company, see Schedule of Affiliated Company Transactions (Note 9)
GLOSSARY:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt

SUMMARY OF                                         % OF
INVESTMENTS                                         NET
BY INDUSTRY                                       ASSETS
-------------                                     ------
Forest Products                                     1.1%
Gold Mining                                        89.6%
Industrial Metals-Diversified                       0.7%
Oil & Gas Exploration                               2.8%
Platinum/Palladium/Rhodium                          4.5%
Put Options Purchased                               0.1%
Short-Term Obligation                               2.8%
Other assets less liabilities                      (1.6%)
                                                  -----
                                                  100.0%
                                                  =====
                       See Notes to Financial Statements

                       INTERNATIONAL INVESTORS GOLD FUND
          SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1999 (UNAUDITED)


AUSTRALIA: 9.8%
    4,640,000  Acacia Resources Ltd.        $  5,365,290
    2,837,400  Delta Gold N.L.                 4,030,845
    4,107,102  Lihir Gold Ltd.                 3,093,695
    2,940,750  Newcrest Mining Ltd.            6,590,997
    2,844,941  Normandy Mining Ltd.            1,891,073
    1,000,396  Resolute Ltd.                     502,368
      528,800  Sons of Gwalia Ltd.             1,389,584
                                            ------------
                                              22,863,852
                                            ------------
CANADA: 21.1%
      140,000  Abitibi-Consolidated, Inc.      1,609,414
      192,300  Agnico-Eagle Mines Ltd.         1,189,856
      959,871  Barrick Gold Corp.             18,597,504
      423,200  Euro-Nevada Mining Corp.        5,066,539
      149,000  Franco Nevada Mining Corp.      2,320,998
      250,000  Geomaque Explorations Ltd.        134,344
      254,300  GoldCorp., Inc. (Class A)       1,271,500
       90,000  Inco Ltd.                       1,620,000
    1,326,500  Meridian Gold, Inc.             6,180,889
      866,275  Placer Dome, Inc.              10,232,873
      350,000  Richmont Mines, Inc.              678,525
      111,500  Romarco Minerals, Inc.            108,458
      146,000  TVX Gold, Inc.                    146,000
                                            ------------
                                              49,156,900
                                            ------------
GHANA: 2.0%
      647,400  Ashanti Goldfields Co. Ltd.
                 (Sponsored GDR)               4,768,838
                                            ------------
SINGAPORE: 0.6%
      145,000  Asia Pulp & Paper (ADR)         1,395,625
                                            ------------
SOUTH AFRICA: 13.9%
      233,957  Anglo American Platinum
                 Corporation Ltd. (ADR)        5,424,878
       50,860  Anglogold Ltd.                  2,186,980
      239,649  Anglogold Ltd.(ADR)             5,152,454
    4,630,755  Avgold Ltd.                     2,431,146
    1,240,862  Gold Fields Ltd. (ADR)          4,265,463
    6,280,215  Gold Fields of South
                 Africa Ltd. (ADR)             2,310,779
      801,140  Harmony Gold
                 Mining Co. Ltd. (ADR)         3,880,521
      274,000  Impala Platinum
                 Holdings Ltd. (ADR)           6,850,002
                                            ------------
                                              32,502,223
                                            ------------
United States: 11.5%
       84,800  AK Steel Holding Corp.          1,908,000
       55,000  Anadarko Petroleum Corp.        2,024,688
      222,700  Battle Mountain Gold Co.          542,831
       30,000  Bowater, Inc.                   1,417,500
 USD 6,000,000 Business Development Bank of
                 Canada Yen/Gold Linked Note
                  4.85% 11/17/99               5,634,000
      750,000  Glamis Gold Ltd.                1,359,375
      592,939  Homestake Mining Co.            4,854,688
      118,000  Newmont Mining Corp.            2,345,250
      220,000  Ocean Energy, Inc.              2,117,500
    1,270,000  Piedmont Mining Co., Inc. (b)     101,600
      130,000  Stillwater Mining Co.           4,249,375
                                            ------------
                                              26,554,807
                                            ------------
TOTAL STOCKS AND OTHER INVESTMENTS: 58.9%
(Cost:  $121,378,999)                        137,242,245
                                            ------------

NO. OF
CONTRACTS    CALL OPTIONS PURCHASED: 1.3%  VALUE (NOTE 1)
--------------------------------------------------------------------------------
       800,000 Homestake Mining Co.
                 (strike price @ $7.50
                  expiring 1/22/00)          $ 1,500,000
       500,000 Placer Dome, Inc.
                 (strike price @ $10.00
                  expiring 1/22/00)            1,531,250
                                            ------------
TOTAL CALL OPTIONS PURCHASED
(Cost: $2,807,750)                             3,031,250
                                            ------------
               Put Options Purchased: 0.0%
--------------------------------------------------------------------------------
        3,100    Philadelphia Gold & Silver
                   Index (strike price @ $55.00
                   expiring 7/17/99)              96,875
        1,600    Philadelphia Gold & Silver
                   Index (strike price
                   @ $60.00 expiring 7/17/99)    100,000
                                            ------------
TOTAL PUT OPTIONS PURCHASED
(Cost: $1,037,120)                               196,875
                                            ------------
PRINCIPAL
AMOUNT         SHORT-TERM OBLIGATIONS: 35.4%
--------------------------------------------------------------------------------
  $20,000,000  American Express Corp.
                 Commercial Paper
                 due 7/01/99 Interest
                 Yield 5.58%                  20,000,000
   20,000,000  General Electric Capital Corp.
                 Commercial Paper
                 due 7/01/99 Interest
                 Yield 5.07%                  20,000,000
               U.S. Treasury Bills
   13,000,000    due 7/22/99 Interest
                 Yield 4.21%                  12,968,529
   10,000,000    due 9/23/99 Interest
                 Yield 4.67%                   9,892,433
   20,000,000    due 10/28/99 Interest
                 Yield 4.68%                  19,694,567
                                            ------------

Total Short-Term Obligations
(Amortized Cost: $82,555,529)                 82,555,529
                                            ------------
Total Investments: 95.6%
(Cost: $207,779,389)                         223,025,899
Other assets less liabilities: 4.4%           10,277,570
                                            ------------
Net Assets: 100%                            $233,303,469
                                            ============

----------
(a)  Unless otherwise indicated, securities owned are shares of common stock.

(b)  Affiliated company, see Schedule of Affiliated Company Transactions (Note
     9).

GLOSSARY:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt

SUMMARY OF                                         % OF
INVESTMENTS                                         NET
BY INDUSTRY                                       ASSETS
-------------                                     -------

Gold & Silver                                      46.5%
Industrial Metals-Diversified                       1.5%
Oil & Gas Exploration                               1.8%
Paper & Forest Products                             1.9%
Platinum/Palladium/ Rhodium                         7.1%
Precious Metals-Finance
Options Purchased                                   1.4%
Short-Term Obligations                             35.4%
Other assets less liabilities                       4.4%
                                                  -----
                                                  100.0%
                                                  =====

 See Notes to Financial Statements

                           U.S. GOVERNMENT MONEY FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1999 (UNAUDITED)


                               ANNUALIZED YIELD
                                  AT TIME OF
 PRINCIPAL             MATURITY   PURCHASE OR       VALUE
 AMOUNT                  DATE     COUPON RATE     (NOTE 1)
-----------------------------------------------------------
U.S. TREASURY BILLS: 96.0%
$14,300,000             8/26/99      4.37%   $14,204,126
10,000,000              9/23/99      4.59%     9,894,534
                                             -----------
TOTAL U.S. TREASURY BILLS
(Amortized Cost: $24,098,660)                 24,098,660
                                             -----------
REPURCHASE AGREEMENTS: 54.2% (NOTE 12):
$6,800,000
  (Cost: $6,800,000)
  Purchased on 6/30/99;
  maturity value-
  $6,800,878 (with
  Merrill Lynch & Co., Inc.
  collateralized by
  $6,905,000 U.S. Treasury
  Note due 5/31/00 with
  an interest rate of
  5.50% with a value
  of $6,996,500)        7/01/99      4.65%     6,800,000
$6,800,000
  (Cost: $6,800,000)
  Purchased on 6/30/99;
  maturity value--
  $6,800,987 (with
  PaineWebber Group, Inc.
  collateralized by
  $6,910,000 U.S. Treasury
  Note due 11/30/00 with
  an interest rate of
  5.63% with a value
  of $6,942,170)        7/01/99      4.75%     6,800,000
                                             -----------
Total Repurchase Agreements
  (Cost: $13,600,000)                         13,600,000
                                             -----------
TOTAL INVESTMENTS: 150.2%
  (Cost: $37,698,660)                         37,698,660
OTHER ASSETS LESS LIABILITIES: (50.2%)       (12,599,753)
                                             -----------
NET ASSETS: 100%                             $25,098,907
                                             ===========


                       See Notes to Financial Statements

VAN ECK FUNDS
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999 (Unaudited)

                                                            ASIA DYNASTY     GLOBAL HARD ASSETS        GLOBAL
                                                                FUND               FUND              LEADERS FUND
                                                            ------------     ------------------     --------------
ASSETS:
Investments at cost .................................       $  24,389,960      $  34,325,668        $  23,907,452
                                                            =============      =============        =============
Investments at value (Note 1) .......................       $  36,963,030      $  34,416,330        $  32,585,349
Cash ................................................             789,470          2,264,708                 --
Cash--initial margin ................................             323,229             38,990                 --
Segregated cash for short sales (Note 1) ............                --            1,294,349                 --
Receivables:
  Capital shares sold ...............................           2,570,180             30,910               36,079
  Securities sold ...................................             844,615            499,748              264,480
  Due from broker (Note 11) .........................                --                8,970                 --
  Interest and dividends ............................              32,535            115,853               53,823
Unrealized appreciation on open
  forward foreign currency contracts (Note 6) .......                --                 --                 28,650
Deferred organization costs and other assets (Note 1)              94,720             20,753                 --
                                                            -------------      -------------        -------------
      Total assets ..................................          41,617,779         38,690,611           32,968,381
                                                            -------------      -------------        -------------
LIABILITIES:
Payables:
  Due to custodian ..................................                --                 --                 86,421
  Securities purchased ..............................             440,665          2,734,167              173,583
  Dividends payable .................................                --               15,465                 --
  Capital shares redeemed ...........................              23,824            117,916              414,983
  Due to broker (Note 11) ...........................              44,175               --                   --
  For securities sold short .........................                --              272,800                 --
  Accounts payable ..................................              40,252            140,989              110,860
Securities sold short, at value
  (proceeds $499,748) (Note 1) ......................                --              578,156                 --
Unrealized depreciation on open forward
  foreign currency contracts (Note 6) ...............                --                 --                 24,839
                                                            -------------      -------------        -------------
      Total liabilities .............................             548,916          3,859,493              810,686
                                                            -------------      -------------        -------------
NET ASSETS ..........................................       $  41,068,863      $  34,831,118        $  32,157,695
                                                            =============      =============        =============
CLASS A SHARES+:
Net assets ..........................................       $  32,726,333      $  25,733,863        $  26,914,450
                                                            =============      =============        =============
Shares outstanding ..................................           2,476,253          2,157,563            2,434,797
                                                            =============      =============        =============
Net asset value and redemption price per share ......       $       13.22      $       11.93        $       11.05
                                                            =============      =============        =============
Maximum offering price per share
  (NAV/(1--maximum sales commission)) ...............       $       14.03      $       12.66        $       11.72
                                                            =============      =============        =============
CLASS B SHARES:
Net assets ..........................................       $   8,342,530      $   5,219,870        $   5,243,245
                                                            =============      =============        =============
Shares outstanding ..................................             655,485            436,178              479,455
                                                            =============      =============        =============
Net asset value, maximum offering and
  redemption price per share (Redemption may be
  subject to a contingent deferred sales charge
  within the first six years of ownership) ..........       $       12.73      $       11.97        $       10.94
                                                            =============      =============        =============
CLASS C SHARES:
Net assets ..........................................                --        $   3,877,385                 --
                                                                               =============

Shares outstanding ..................................                --              323,100                 --
                                                                               =============

Net asset value, maximum offering and
  redemption price per share (Redemption may be
  subject to a contingent deferred sales charge
  within the first year of ownership) ...............                --        $       12.00                 --
                                                                               =============

Net assets consist of:
  Aggregate paid in capital .........................       $  27,935,224      $  48,255,269        $  22,394,192
  Unrealized appreciation (depreciation) of
    investments, options, short sales, swaps,
    futures, foreign forward currency
    contracts and foreign currencies ................          12,522,600             (5,972)           8,681,883
  Undistributed (overdistributed)
    net investment income (loss) ....................            (229,925)           (12,922)            (299,624)
  Accumulated realized gain (loss) ..................             840,964        (13,405,257)           1,381,244
                                                            -------------      -------------        -------------
                                                            $  41,068,863      $  34,831,118        $  32,157,695
                                                            =============      =============        =============

----------
+ The U.S. Government Money Fund does not have a designated class of shares.



                                                                              INTERNATIONAL
                                                          GOLD/RESOURCES        INVESTORS          U.S. GOVERNMENT
                                                               FUND             GOLD FUND             MONEY FUND
                                                          ----------------    ----------------     ------------------
ASSETS:
Investments at cost .................................       $  39,321,845      $ 207,779,389        $  37,698,660
                                                            =============      =============        =============
Investments at value (Note 1) .......................       $  41,675,655      $ 223,025,899        $  37,698,660
Cash ................................................                --            2,212,396                6,951
Cash--initial margin ................................                --                 --                   --
Segregated cash for short sales (Note 1) ............                --                 --                   --
Receivables:
  Capital shares sold ...............................             201,011         13,112,546              604,170
  Securities sold ...................................             121,225            460,089                 --
  Due from broker (Note 11) .........................                --                 --                   --
  Interest and dividends ............................              42,037            205,359                1,776
Unrealized appreciation on open
  forward foreign currency contracts (Note 6) .......                --                 --                   --
Deferred organization costs and other assets (Note 1)                --                 --                   --
                                                            -------------      -------------        -------------
      Total assets ..................................          42,039,928        239,016,289           38,311,557
                                                            -------------      -------------        -------------
LIABILITIES:
Payables:
  Due to custodian ..................................              38,102               --                   --
  Securities purchased ..............................             875,336          5,037,294                 --
  Dividends payable .................................                --               60,263               22,839
  Capital shares redeemed ...........................              19,992            198,971           13,107,020
  Due to broker (Note 11) ...........................                --                 --                   --
  For securities sold short .........................                --                 --                   --
  Accounts payable ..................................             120,828            416,292               82,791
Securities sold short, at value
  (proceeds $499,748) (Note 1) ......................                --                 --                   --
Unrealized depreciation on open forward
  foreign currency contracts (Note 6) ...............                --                 --                   --
                                                            -------------      -------------        -------------
      Total liabilities .............................           1,054,258          5,712,820           13,212,650
                                                            -------------      -------------        -------------
NET ASSETS ..........................................       $  40,985,670      $ 233,303,469        $  25,098,907
                                                            =============      =============        =============
CLASS A SHARES+:
Net assets ..........................................       $  40,985,670      $ 233,303,469        $  25,098,907
                                                            =============      =============        =============
Shares outstanding ..................................          15,199,717         38,666,462           25,108,780
                                                            =============      =============        =============
Net asset value and redemption price per share ......       $        2.70      $        6.03        $        1.00
                                                            =============      =============        =============
Maximum offering price per share
  (NAV/(1--maximum sales commission)) ...............       $        2.86      $        6.40                 --
                                                            =============      =============        =============
CLASS B SHARES:
Net assets ..........................................                --                 --                   --

Shares outstanding ..................................                --                 --                   --

Net asset value, maximum offering and
  redemption price per share (Redemption may be
  subject to a contingent deferred sales charge
  within the first six years of ownership) ..........                --                 --                   --

CLASS C SHARES:
Net assets ..........................................                --                 --                   --

Shares outstanding ..................................                --                 --                   --

Net asset value, maximum offering and
  redemption price per share (Redemption may be
  subject to a contingent deferred sales charge
  within the first year of ownership) ...............                --                 --                   --
Net assets consist of:
  Aggregate paid in capital .........................       $ 106,938,491      $ 236,247,336        $  25,108,780
  Unrealized appreciation (depreciation) of
    investments, options, short sales, swaps,
    futures, foreign forward currency
    contracts and foreign currencies ................           2,353,603         15,246,992                 --
  Undistributed (overdistributed)
    net investment income (loss) ....................            (762,963)          (258,393)                --
  Accumulated realized gain (loss) ..................         (67,543,461)       (17,932,466)              (9,873)
                                                            -------------      -------------        -------------
                                                            $  40,985,670      $ 233,303,469        $  25,098,907
                                                            =============      =============        =============

VAN ECK FUNDS
STATEMENT OF OPERATIONS
Six Months Ended June 30, 1999 (Unaudited)

                                                                              ASIA DYNASTY       GLOBAL HARD
                                                                                  FUND           ASSETS FUND
                                                                              -------------    --------------
INCOME:
Dividends ............................................................       $   351,033         $  398,066
Interest .............................................................            10,084             88,194
Foreign taxes withheld ...............................................           (98,399)           (32,629)
                                                                             -----------         ----------
Total income                                                                     262,718            453,631
                                                                             -----------         ----------
EXPENSES:
Management (Note 2) ..................................................            78,881            160,693
Distribution Class A (Note 4) ........................................            38,702             57,697
Distribution Class B (Note 4) ........................................            27,770             25,881
Distribution Class C (Note 4) ........................................              --               19,418
Administration (Note 2) ..............................................            31,883             10,063
Transfer agent .......................................................            40,732             78,440
Professional .........................................................            19,740             16,069
Reports to shareholders ..............................................             4,705             17,333
Registration .........................................................             9,052             17,333
Custodian ............................................................             7,414             16,412
Trustees' fees and expenses ..........................................             2,338              6,849
Amortization of deferred organization costs ..........................              --                3,915
Other ................................................................             4,888             13,698
                                                                             -----------         ----------
Total expenses .......................................................           266,105            443,801
Expenses assumed by the Adviser  (Note 2)                                             --            (92,186)
                                                                             -----------         ----------
Net expenses .........................................................           266,105            351,615
                                                                             -----------         ----------
Net investment income (loss) .........................................            (3,387)           102,016
                                                                             -----------         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain (loss) from security transactions ......................         3,027,322         (2,746,192)
Realized gain from futures contracts and short sales .................            80,166            189,990
Realized loss from options ...........................................                --             (9,929)
Realized gain (loss) from foreign currency transactions ..............          (146,804)           (13,829)
Change in unrealized appreciation (depreciation) of foreign
  currencies and forward foreign currency contracts ..................            19,820            (27,717)
Change in unrealized appreciation (depreciation) of investments,
  futures, swaps, short sales and options ............................         9,921,058          6,886,618
                                                                             -----------         ----------
Net gain (loss) on investments and foreign currency ..................        12,901,562          4,278,941
                                                                             -----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..........................................       $12,898,175         $4,380,957
                                                                             ===========         ==========

                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENT OF OPERATIONS
Six Months Ended June 30, 1999 (Unaudited)

                                                                         GLOBAL LEADERS    GOLD/RESOURCES
                                                                              FUND              FUND
                                                                         --------------   ---------------
INCOME:
Dividends ............................................................   $    152,785     $    373,895
Interest .............................................................        276,986          131,369
Foreign taxes withheld ...............................................        (13,075)         (19,522)
                                                                         ------------       ----------
Total income                                                                  416,696          485,742
                                                                         ------------       ----------
EXPENSES:
Management (Note 2) ..................................................        122,285          175,576
Distribution Class A (Note 4) ........................................         67,223           58,525
Distribution Class B (Note 4) ........................................         28,600               --
Distribution Class C (Note 4) ........................................             --               --
Administration (Note 2) ..............................................         47,793           84,142
Transfer agent .......................................................         58,771          153,002
Professional .........................................................         17,223           21,929
Reports to shareholders ..............................................         19,161           24,816
Registration .........................................................         11,822           10,881
Custodian ............................................................         10,614            6,419
Trustees' fees and expenses ..........................................          3,261            7,830
Amortization of deferred organization costs ..........................             --               --
Other ................................................................          4,790           52,156
                                                                         ------------       ----------
Total expenses .......................................................        391,543          595,276
Expenses assumed by the Adviser  (Note 2)                                     (51,150)              --
                                                                         ------------       ----------
Net expenses .........................................................        340,393          595,276
                                                                         ------------       ----------
Net investment income (loss) .........................................         76,303         (109,534)
                                                                         ------------       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain (loss) from security transactions ......................      1,233,996       (8,440,514)
Realized gain from futures contracts and short sales .................             --               --
Realized loss from options ...........................................             --         (228,656)
Realized gain (loss) from foreign currency transactions ..............        (23,671)         (13,373)
Change in unrealized appreciation (depreciation) of foreign
  currencies and forward foreign currency contracts ..................         13,887           (7,102)
Change in unrealized appreciation (depreciation) of investments,
  futures, swaps, short sales and options ............................       (390,982)       3,292,336
                                                                         ------------       ----------
Net gain (loss) on investments and foreign currency ..................        833,230       (5,397,309)
                                                                         ------------       ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..........................................   $    909,533      $(5,506,843)
                                                                         ============       ==========


                                                                          INTERNATIONAL INVESTORS  U.S. GOVERNMENT
                                                                                  GOLD FUND           MONEY FUND
                                                                          ----------------------- -----------------
INCOME:
Dividends ............................................................         $ 1,597,685                   --
Interest .............................................................           1,161,764           $1,677,513
Foreign taxes withheld ...............................................             (70,868)                  --
                                                                                ----------           ----------
Total income                                                                     2,688,581            1,677,513
                                                                                ----------           ----------
EXPENSES:
Management (Note 2) ..................................................             736,662              190,954
Distribution Class A (Note 4) ........................................              78,165               95,477
Distribution Class B (Note 4) ........................................                  --                   --
Distribution Class C (Note 4) ........................................                  --                   --
Administration (Note 2) ..............................................             319,502               33,715
Transfer agent .......................................................             495,258               36,470
Professional .........................................................              40,395               10,855
Reports to shareholders ..............................................              92,059               26,669
Registration .........................................................              15,925               15,632
Custodian ............................................................               7,276               34,438
Trustees' fees and expenses ..........................................              27,324               10,477
Amortization of deferred organization costs ..........................                  --                   --
Other ................................................................             145,300               14,589
                                                                                ----------           ----------
Total expenses .......................................................           1,957,866              469,276
Expenses assumed by the Adviser  (Note 2)                                               --                   --
                                                                                ----------           ----------
Net expenses .........................................................           1,957,866              469,276
                                                                                ----------           ----------
Net investment income (loss) .........................................             730,715            1,208,237
                                                                                ----------           ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain (loss) from security transactions ......................           2,832,399               (9,873)
Realized gain from futures contracts and short sales .................                  --                   --
Realized loss from options ...........................................            (507,469)                  --
Realized gain (loss) from foreign currency transactions ..............            (127,146)                  --
Change in unrealized appreciation (depreciation) of foreign
  currencies and forward foreign currency contracts ..................              57,658                   --
Change in unrealized appreciation (depreciation) of investments,
  futures, swaps, short sales and options ............................         (10,191,026)                  --
                                                                                ----------           ----------
Net gain (loss) on investments and foreign currency ..................          (7,935,584)              (9,873)
                                                                                ----------           ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..........................................         $(7,204,869)          $1,198,364
                                                                                ==========           ==========

                       See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                      ASIA DYNASTY              GLOBAL HARD ASSETS
                                                                          FUND                         FUND
                                                             ------------------------------------------------------------------
                                                                SIX MONTHS                    SIX MONTHS
                                                                   ENDED       YEAR ENDED        ENDED      YEAR ENDED
                                                                 JUNE 30,     DECEMBER 31,     JUNE 30,    DECEMBER 31,
                                                             1999 (UNAUDITED)     1998     1999 (UNAUDITED)    1998
                                                             ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)                                 $    (3,387) $    (50,259)  $    102,016    $    254,796
  Realized gain (loss) from security transactions                3,027,322    (2,143,295)    (2,746,192)    (11,838,909)
  Realized gain (loss) from futures contracts and short sales       80,166       (84,091)       189,990         981,114
  Realized gain (loss) from options                                     --      (150,000)        (9,929)         29,667
  Realized gain (loss) from foreign currency transactions         (146,804)     (160,175)       (13,829)        259,365
  Change in unrealized appreciation (depreciation)
    of foreign currencies and forward foreign
    currency contracts                                              19,820       (48,286)       (27,717)        (10,926)
  Change in unrealized appreciation (depreciation) of
    investments, futures, short sales, swaps and options         9,921,058     2,137,795      6,886,618     (12,074,129)
                                                               -----------   -----------    -----------     -----------
  Increase (decrease) in net assets resulting from operations   12,898,175      (498,311)     4,380,957     (22,399,022)
                                                               -----------   -----------    -----------     -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A Shares+                                                     --            --       (107,853)       (351,353)
    Class B Shares                                                      --            --             --         (78,071)
    Class C Shares                                                      --            --             --         (57,310)
  Realized gain:
    Class A Shares+                                                     --            --             --         (65,219)
    Class B Shares                                                      --            --             --         (13,433)
    Class C Shares                                                      --            --             --         (10,454)
  Tax return of capital:
    Class A Shares                                                      --            --             --              --
    Class B Shares                                                      --            --             --              --
    Class C Shares                                                      --            --             --              --
                                                               -----------   -----------    -----------     -----------
  Total dividends and distributions                                     --            --       (107,853)       (575,840)
                                                               -----------   -----------    -----------     -----------
CAPITAL SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sales of shares:
    Class A Shares+                                             28,081,658    12,813,182      6,856,920      10,330,661
    Class B Shares                                               1,097,062       574,435        310,856       2,521,220
    Class C Shares                                                      --           --         142,594       2,088,807
                                                               -----------   -----------    -----------     -----------
                                                                29,178,720    13,387,617      7,310,370      14,940,688
                                                               -----------   -----------    -----------     -----------
  Capital shares issued
    in connection with an acquisition (Note 12)                         --            --             --              --
                                                               -----------   -----------    -----------     -----------
  Reinvestment of dividends:
    Class A Shares+                                                     --            --         90,570         348,855
    Class B Shares                                                      --            --             --          67,976
    Class C Shares                                                      --            --             --          48,859
                                                               -----------   -----------    -----------     -----------
                                                                        --            --         90,570         465,690
                                                               -----------   -----------    -----------     -----------
  Cost of shares reacquired:
    Class A Shares+                                            (15,773,268)  (14,805,663)    (7,181,713)    (32,246,447)
    Class B Shares                                                (861,571)   (2,243,075)    (1,388,038)     (4,073,105)
    Class C Shares                                                      --            --       (832,846)     (4,132,931)
                                                               -----------   -----------    -----------     -----------
                                                               (16,634,839)  (17,048,738)    (9,402,597)    (40,452,483)
                                                               -----------   -----------    -----------     -----------
  Increase (decrease) in net assets resulting from capital
    share transactions                                          12,543,881    (3,661,121)    (2,001,657)    (25,046,105)
                                                               -----------   -----------    -----------     -----------
  Total increase (decrease) in net assets                       25,442,056    (4,159,432)     2,271,447     (48,020,967)
NET ASSETS:
  Beginning of period                                           15,626,807    19,786,239     32,559,671      80,580,638
                                                               -----------   -----------    -----------     -----------
  End of period                                                $41,068,863   $15,626,807    $34,831,118     $32,559,671
                                                               ===========   ===========    ===========     ===========
  Undistributed net investment income or accumulated net
    investment loss                                            $  (229,925)  $   (79,734)   $   (12,922)    $     6,744
                                                               ===========   ===========    ===========     ===========

                        See Notes to Financial Statements

                                                                      GLOBAL LEADERS                   GOLD/RESOURCES
                                                                           FUND                             FUND
                                                             ----------------------------------------------------------------
                                                                  SIX MONTHS                      SIX MONTHS
                                                                     ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                                                   JUNE 30,       DECEMBER 31,     JUNE 30,     DECEMBER 31,
                                                               1999 (UNAUDITED)      1998      1999 (UNAUDITED)     1998
                                                               --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss) ...............................     $    76,303    $   239,560    $  (109,534)   $   (585,706)
  Realized gain (loss) from security transactions ............       1,233,996      4,374,568     (8,440,514)    (13,823,751)
  Realized gain (loss) from futures contracts and short sales               --             --             --              --
  Realized gain (loss) from options ..........................              --         (5,335)      (228,656)       (872,230)
  Realized gain (loss) from foreign currency transactions ....         (23,671)      (163,137)       (13,373)        (68,135)
  Change in unrealized appreciation (depreciation)
    of foreign currencies and forward foreign
    currency contracts .......................................          13,887       (101,957)        (7,102)         43,626
  Change in unrealized appreciation (depreciation) of
    investments, futures, short sales, swaps and options .....        (390,982)      1,605,960     3,292,336       7,613,527
                                                                   -----------     -----------    ----------     -----------
  Increase (decrease) in net assets resulting from operations          909,533       5,949,659    (5,506,843)     (7,692,669)
                                                                   -----------     -----------    -----------    -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A Shares+ ..........................................         (75,802)             --             --              --
    Class B Shares ...........................................          (5,379)             --             --              --
    Class C Shares ...........................................              --              --             --              --
  Realized gain:
    Class A Shares+ ..........................................              --      (3,600,593)            --              --
    Class B Shares ...........................................              --        (787,314)            --              --
    Class C Shares ...........................................              --              --             --              --
  Tax return of capital:
    Class A Shares ...........................................              --        (179,959)            --              --
    Class B Shares ...........................................              --         (24,623)            --              --
    Class C Shares ...........................................              --              --             --              --
                                                                   -----------     -----------    -----------     -----------
  Total dividends and distributions ..........................         (81,181)     (4,592,489)            --              --
                                                                   -----------     -----------    -----------     -----------
CAPITAL SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sales of shares:
    Class A Shares+ ..........................................       2,291,920       3,878,822      7,472,701      20,425,854
    Class B Shares ...........................................         671,818       1,319,201             --              --
    Class C Shares ...........................................              --              --             --              --
                                                                   -----------     -----------    -----------     -----------
 .............................................................       2,963,738       5,198,023      7,472,701      20,425,854
                                                                   -----------     -----------    -----------     -----------
  Capital shares issued
    in connection with an acquisition (Note 12) ..............              --              --             --              --
                                                                   -----------     -----------    -----------     -----------
  Reinvestment of dividends:
    Class A Shares+ ..........................................          67,767       3,416,709             --              --
    Class B Shares ...........................................           4,129         619,243             --              --
    Class C Shares ...........................................              --              --             --              --
                                                                   -----------     -----------    -----------     -----------
 .............................................................          71,896       4,035,952             --              --
                                                                   -----------     -----------    -----------     -----------
  Cost of shares reacquired:
    Class A Shares+ ..........................................      (3,592,951)     (5,624,160)   (14,377,191)    (25,486,897)
    Class B Shares ...........................................      (1,613,496)     (1,151,921)            --              --
    Class C Shares ...........................................              --              --             --              --
                                                                   -----------     -----------    -----------     -----------
 .............................................................      (5,206,447)     (6,776,081)   (14,377,191)    (25,486,897)
                                                                   -----------     -----------    -----------     -----------
  Increase (decrease) in net assets resulting from capital
    share transactions .......................................      (2,170,813)      2,457,894     (6,904,490)     (5,061,043)
                                                                   -----------     -----------    -----------     -----------
  Total increase (decrease) in net assets ....................      (1,342,461)      3,815,064    (12,411,333)    (12,753,712)
NET ASSETS:
  Beginning of period ........................................      33,500,156      29,685,092     53,397,003      66,150,715
                                                                   -----------     -----------    -----------     -----------
  End of period ..............................................     $32,157,695     $33,500,156    $40,985,670     $53,397,003
                                                                   ===========     ===========    ===========     ===========
  Undistributed net investment income or accumulated net
    investment loss ..........................................     $  (299,624)    $ (171,441)    $  (762,963)    $  (640,056)
                                                                   ===========     ===========    ===========     ===========


                                                                INTERNATIONAL INVESTORS GOLD            U.S. GOVERNMENT MONEY
                                                                            FUND                                  FUND
                                                             -----------------------------------------------------------------------
                                                                 SIX MONTHS                           SIX MONTHS
                                                                     ENDED         YEAR ENDED            ENDED           YEAR ENDED
                                                                   JUNE 30,        DECEMBER 31,         JUNE 30,        DECEMBER 31,
                                                               1999 (UNAUDITED)        1998         1999 (UNAUDITED)        1998
                                                             ----------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss) ...............................  $     730,715     $   2,250,149      $  1,208,237     $  2,902,109
  Realized gain (loss) from security transactions ............      2,832,399       (14,423,140)                            35,613
  Realized gain (loss) from futures contracts and short sales              --                --            (9,873)              --
  Realized gain (loss) from options ..........................       (507,469)       (2,818,392)               --               --
  Realized gain (loss) from foreign currency transactions ....       (127,146)         (235,689)               --               --
  Change in unrealized appreciation (depreciation)
    of foreign currencies and forward foreign
    currency contracts .......................................         57,658            (2,193)               --               --
  Change in unrealized appreciation (depreciation) of
    investments, futures, short sales, swaps and options .....    (10,191,026)        7,266,073                --               --
                                                               ---------------    -------------      ------------     ------------
  Increase (decrease) in net assets resulting from operations      (7,204,869)       (7,963,192)        1,198,364        2,937,722
                                                               ---------------    -------------      ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A Shares+ ..........................................        (861,962)      (2,107,262)       (1,208,237)      (2,902,109)
    Class B Shares ...........................................              --               --               --                --
    Class C Shares ...........................................              --               --               --                --
  Realized gain:
    Class A Shares+ ..........................................              --               --               --           (35,613)
    Class B Shares ...........................................              --               --               --                --
    Class C Shares ...........................................              --               --               --                --
  Tax return of capital:
    Class A Shares ...........................................              --               --               --                --
    Class B Shares ...........................................              --               --               --                --
    Class C Shares ...........................................              --               --               --                --
                                                                ---------------   -------------   --------------    --------------
  Total dividends and distributions ..........................        (861,962)      (2,107,262)      (1,208,237)       (2,937,722)
                                                                ---------------   -------------   --------------    --------------
CAPITAL SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sales of shares:
    Class A Shares+ ..........................................   1,949,887,468    3,725,426,622    1,940,271,210     3,670,980,599
    Class B Shares ...........................................              --               --               --               --
    Class C Shares ...........................................              --               --               --
                                                                ---------------   -------------   --------------    --------------
                                                                 1,949,887,468    3,725,426,622    1,940,271,210     3,670,980,599
                                                                ---------------   -------------   --------------    --------------
  Capital shares issued
    in connection with an acquisition (Note 12) ..............              --               --               --         7,517,642
                                                                ---------------   -------------   --------------    --------------
  Reinvestment of dividends:
    Class A Shares+ ..........................................         683,134        1,512,309          671,506         1,495,988
    Class B Shares ...........................................              --               --               --                --
    Class C Shares ...........................................              --               --               --                --
                                                                ---------------   -------------   --------------    --------------
                                                                       683,134        1,512,309          671,506        1,495,988
                                                                ---------------   -------------   --------------    --------------
  Cost of shares reacquired:
    Class A Shares+ ..........................................  (1,947,838,971)  (3,711,174,134)  (1,963,056,108)   (3,709,422,005)
    Class B Shares ...........................................              --               --               --                --
    Class C Shares ...........................................              --               --               --                --
                                                                ---------------   -------------   --------------    --------------
                                                                 (1,947,838,971) (3,711,174,134)  (1,963,056,108)   (3,709,422,005)
                                                                ---------------   -------------   --------------    --------------
  Increase (decrease) in net assets resulting from capital
    share transactions .......................................       2,731,631       15,764,797      (22,113,392)      (29,427,776)
                                                                ---------------   -------------   --------------    --------------
  Total increase (decrease) in net assets ....................      (5,335,200)       5,694,343      (22,123,265)      (29,427,776)
NET ASSETS:
  Beginning of period ........................................     238,638,669      232,944,326       47,222,172        76,649,948
                                                                ---------------   -------------   --------------    --------------
  End of period ..............................................  $   233,303,469   $ 238,638,669     $ 25,098,907      $ 47,222,172
                                                                ===============   =============   ==============    ==============
  Undistributed net investment income or accumulated net
    investment loss ..........................................  $      (258,393)  $          --   $           --    $           --
                                                                ===============   =============   ==============    ==============

----------
+The U.S. Government Money Fund does not have a designated class of shares.


                       See notes to financial statements

ASIA DYNASTY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                              CLASS A
                                    SIX MONTHS  ------------------------------------------
                                       ENDED            YEAR ENDED DECEMBER 31,
                                  JUNE 30, 1999 ------------------------------------------
                                    (UNAUDITED) 1998      1997     1996     1995      1994
                                    ----------  -----     -----    -----    -----     ----
Net Asset Value, Beginning of Period. $ 7.80   $ 7.82    $13.21   $12.40   $12.13   $15.28
                                      ------   ------    ------   ------   ------    -----
Income from Investment Operations:
  Net Investment Income (Loss).......   0.03(d) (0.01)    (0.28)   (0.20)   (0.02)      --
  Net Gain (Loss) on Investments
    (both Realized and Unrealized)...   5.39    (0.01)    (3.82)    1.01     0.40    (2.86)
                                      ------   ------    ------   ------   ------    -----
Total from Investment Operations.....   5.42    (0.02)    (4.10)    0.81     0.38    (2.86)
                                      ------   ------    ------   ------   ------    -----
Less Dividends and Distributions:
  Dividends from Net Investment
    Income                                --       --        --       --    (0.09)   (0.07)
  Distributions from Capital Gains...     --       --     (1.15)      --       --    (0.22)
  Tax Return of Capital..............     --       --     (0.14)      --    (0.02)      --
                                      ------   ------    ------   ------   ------    -----
Total Dividends and Distributions....     --       --     (1.29)      --    (0.11)   (0.29)
                                      ------   ------    ------   ------   ------    -----
Net Asset Value, End of Period....... $13.22    $7.80     $7.82   $13.21   $12.40   $12.13
                                      ======   ======    ======   ======   ======    =====
Total Return (a).....................  69.49%   (0.26%)  (32.10%)   6.53%    3.13%  (18.72%)
-------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of
  Period (000).......................$32,726  $10,685   $12,873  $44,351  $64,275  $83,787
Ratio of Gross Expenses to Average
  Net Assets                           2.10%(c)  3.13%     2.38%    2.42%    2.03%    1.85%
Ratio of Net Expenses to Average
  Net Assets                           2.10%(c)  2.43%(b)  2.38%    2.42%    2.03%    1.85%
Ratio of Net Investmen Income (Loss)
  to Average Net Assets..............  0.44%(c) (0.09%)   (0.76%)  (0.73%)  (0.08%)     --%
Portfolio Turnover Rate..............  74.69%  121.96%   200.45%   52.99%   57.06%   51.08%


                                                                   CLASS B
                                    SIX MONTHS   -------------------------------------------
                                       ENDED               YEAR ENDED DECEMBER 31,
                                   JUNE 30, 1999 -------------------------------------------
                                    (UNAUDITED)   1998      1997     1996     1995     1994
                                     ---------   -----      -----   ------   -----    -----
Net Asset Value, Beginning of Period. $ 7.54     $7.63     $13.08  $12.33   $12.09   $15.25
                                      ------     ------    ------   ------  ------   ------
Income from Investment Operations:
  Net Investment Income (Loss)....... (0.06)(d)  (0.07)    (0.30)   (0.24)   (0.08)   (0.06)
  Net Gain (Loss) on Investments
    (both Realized and Unrealized)...   5.25     (0.02)    (3.86)    0.99     0.40    (2.86)
                                      ------    ------    ------   ------   ------   ------
Total from Investment Operations.....   5.19     (0.09)    (4.16)    0.75     0.32    (2.92)
                                      ------    ------    ------   ------   ------   ------
Less Dividends and Distributions:
  Dividends from Net Investment
    Income                                --        --        --       --    (0.06)   (0.02)
  Distributions from Capital Gains...     --        --     (1.15)      --       --    (0.22)
  Tax Return of Capital..............     --        --     (0.14)      --    (0.02)      --
                                      ------    ------    ------   ------   ------   ------
Total Dividends and Distributions....     --        --     (1.29)      --    (0.08)   (0.24)
                                      ------    ------    ------   ------   ------   ------
Net Asset Value, End of Period....... $12.73     $7.54    $ 7.63   $13.08   $12.33   $12.09
                                      ======    ======    ======   ======   ======   ======
Total Return (a).....................  68.83%    (1.18%)  (32.87%)   6.08%    2.65%  (19.15%)
--------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of
  Period (000)....................... $8,343    $4,942    $6,914  $20,296  $27,234  $35,024
Ratio of Gross Expenses to Average
  Net Assets                            3.73%(c)  3.83%     3.00%    2.86%    2.41%    2.38%
Ratio of Net Expenses to Average
  Net Assets                            3.73%(c)  3.14%(b)  3.00%    2.86%    2.41%    2.38%
Ratio of Net Investmen Income (Loss)
  to Average Net Assets..............  (1.36%)(c)(0.79%)   (1.36%)  (1.14%)  (0.52%)  (0.50%)
Portfolio Turnover Rate..............  74.69%   121.96%   200.45%   52.99%   57.06%   51.08%

----------
(a)Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total dividends and return. Total returns for periods of less than one year are not annualized.
(b)After expenses reduced by a custodian fee arrangement.
(c)Annualized.
(d)Based on average shares outstanding.

                        See Notes to Financial Statements

GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                      CLASS A
                                    -------------------------------------------------------------------
                                                                                              FOR THE
                                                                                               PERIOD
                                    SIX MONTHS                                               NOVEMBER 2
                                      ENDED                YEAR ENDED DECEMBER 31,           1994(A) TO
                                   JUNE 30, 1999  ---------------------------------------   DECEMBER 31,
                                    (UNAUDITED)    1998       1997       1996       1995        1994
                                      ------      ------     ------     ------     ------      ------
Net Asset Value, Beginning of Period  $10.34      $15.50     $14.42     $10.68     $ 9.41      $ 9.53
                                      ------      ------     ------     ------     ------      ------
Income from Investment Operations:
  Net Investment Income (Loss)....      0.04        0.10       0.05       0.15       0.32(e)    0.010(e)
  Net Gain (Loss) on Investments
    (both Realized and Unrealized)      1.60       (5.09)      2.01       4.70       1.57      (0.115)
                                      ------      ------     ------     ------     ------      ------
Total from Investment Operations..      1.64       (4.99)      2.06       4.85       1.89      (0.105)
                                      ------      ------     ------     ------     ------      ------
Less Dividends and Distributions:
  Dividends from Net Investment
    Income                             (0.05)      (0.15)     (0.02)     (0.14)     (0.62)     (0.015)
Net  Distributions from
  Capital Gains                           --       (0.02)     (0.96)     (0.95)        --          --
  Tax Return of Capital...........        --          --         --      (0.02)        --          --
                                      ------      ------     ------     ------     ------      ------
Total Dividends and Distributions.     (0.05)      (0.17)     (0.98)     (1.11)     (0.62)     (0.015)
                                      ------      ------     ------     ------     ------      ------
Net Asset Value, End of Period....    $11.93      $10.34     $15.50     $14.42     $10.68       $9.41
                                      ======      ======     ======     ======     ======      ======
Total Return (b)..................     15.86%     (32.25%)    14.29%    (45.61%)    20.09%      (1.10%)
---------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000)...   $25,734     $22,969    $61,341    $27,226     $3,820      $1,419
Ratio of Gross Expenses to
Average Net Assets (c)............     2.51%(d)     2.11%      2.00%      2.63%      4.05%       3.40%(d)
Ratio of Net Expenses to
  Average Net Assets..............     2.00%(d)     2.00%      1.97%      0.72%      0.00%       0.15%(d)
Ratio of Net Investment Income
  (Loss) to Average Net Assets....     0.82%(d)     0.58%      0.36%      1.45%      3.08%       0.84%(d)
Portfolio Turnover Rate...........   117.52%      167.79%    118.10%    163.91%    179.33%       0.00%


                                                        CLASS B
                                    -------------------------------------------------
                                                                            FOR THE
                                     SIX MONTHS                              PERIOD
                                       ENDED                               APRIL 24,
                                      JUNE 30,    YEAR ENDED DECEMBER 31,  1996(A) TO
                                       1999       -----------------------  DECEMBER 31,
                                     UNAUDITED      1998          1997        1996
                                     ---------     ------       ------      ------
Net Asset Value, Beginning of Period  $10.37       $15.60       $14.50      $12.55
                                      ------       ------       ------      ------
Income from Investment Operations:
  Net Investment Income (Loss)....      0.01         0.01        (0.01)       0.11
  Net Gain (Loss) on Investments
    (both Realized and Unrealized)      1.59        (5.08)        2.00        2.95
                                      ------       ------       ------      ------
Total from Investment Operations..      1.60        (5.07)        1.99        3.06
                                      ------       ------       ------      ------
Less Dividends and Distributions:
  Dividends from Net Investment
    Income                                --        (0.14)           --       (0.14)
Net  Distributions from
  Capital Gains                           --        (0.02)        (0.89)      (0.95)
  Tax Return of Capital...........        --           --            --       (0.02)
                                      ------       ------        ------      ------
Total Dividends and Distributions.      0.00        (0.16)        (0.89)      (1.11)
                                      ------       ------        ------      ------
Net Asset Value, End of Period....    $11.97       $10.37        $15.60      $14.50
                                      ======       ======        ======      ======
Total Return (b)..................     15.43%      (32.55%)      (13.72%)     24.55%
---------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000)...    $5,220       $5,580       $10,541      $1,806
Ratio of Gross Expenses to
Average Net Assets (c)............      3.23%(d)     2.81%         2.73%       3.27%
Ratio of Net Expenses to
  Average Net Assets..............      2.67%(d)     2.50%         2.50%       1.64%(d)
Ratio of Net Investment Income
  (Loss) to Average Net Assets....     0.15%(d)      0.12%        (0.13%)      0.53%(d)
Portfolio Turnover Rate...........   117.52%       167.79%       118.10%     163.91%


                                                                      CLASS C
                                    ---------------------------------------------------------------------
                                                                                              FOR THE
                                    SIX MONTHS                                                 PERIOD
                                      ENDED                                                  NOVEMBER 2,
                                     JUNE 30,               YEAR ENDED DECEMBER 31,            1994(A)
                                       1999       ----------------------------------------   DECEMBER 31,
                                    (UNAUDITED)    1998       1997        1996       1995       1994
                                      ------      ------     ------      ------     ------     ------
Net Asset Value, Beginning of Period $10.40      $15.64     $14.52      $10.76     $ 9.41      $9.53
                                     ------      ------     ------      ------     ------     ------
Income from Investment Operations:
  Net Investment Income (Loss)....     0.01       0.01       (0.01)       0.11       0.34       0.01(e)
  Net Gain (Loss) on Investments
    (both Realized and Unrealized)     1.59      (5.09)       2.00        4.73       1.63      (0.12)
                                     ------     ------      ------      ------     ------     ------
Total from Investment Operations..     1.60      (5.08)       1.99        4.84       1.97      (0.11)
                                     ------     ------      ------      ------     ------     ------
Less Dividends and Distributions:
  Dividends from Net Investment
    Income                                --      (0.14)        --       (0.11)      (0.62)     (0.01)
Net  Distributions from
  Capital Gains                           --      (0.02)     (0.87)      (0.95)         --         --
  Tax Return of Capital...........        --         --         --       (0.02)         --         --
                                      ------     ------     ------      ------      ------     ------
Total Dividends and Distributions.        --      (0.16)     (0.87)      (1.08)      (0.62)     (0.01)
                                      ------     ------     ------      ------      ------     ------
Net Asset Value, End of Period....    $12.00     $10.40     $15.64      $14.52      $10.76      $9.41
                                      ======     ======     ======      ======      ======     ======
Total Return (b)..................     15.38%    (32.53%)    13.71%      45.18%      20.94%     (1.20%)
------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000)...    $3,877     $4,011     $8,698      $1,935        $181         $8
Ratio of Gross Expenses to
Average Net Assets (c)............      3.66%(d)   3.00%      2.94%       6.02%      37.88%     39.49%(d)
Ratio of Net Expenses to
  Average Net Assets..............      2.67%(d)   2.50%      2.50%       1.31%       0.00%      0.56%(d)
Ratio of Net Investment Income
  (Loss) to Average Net Assets....      0.16%(d)   0.11%     (0.15%)      0.84%       3.30%      0.53%(d)
Portfolio Turnover Rate...........    117.52%    167.79%    118.10%     163.91%     179.33%      0.00%


----------
(a)Commencement of operations.
(b)Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total returns for periods of less than one year are not annualized.
(c)Had the Adviser not assumed expenses or had expenses not been reduced by custodian fee and directed brokerage arrangements.
(d)Annualized.
(e)Based on average shares outstanding.


                       See Notes to Financial Statements

GLOBAL LEADERS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                    SIX MONTHS                             CLASS A
                                      ENDED        -----------------------------------------------------------
                                     JUNE 30,                      YEAR ENDED DECEMBER 31,
                                       1999        -----------------------------------------------------------
                                    (UNAUDITED)     1998          1997         1996         1995         1994
                                    ----------     ------         -----        -----        -----        ----
Net Asset Value, Beginning of Period. $10.78       $10.38        $10.37       $10.31       $ 9.07        $9.53
                                      ------       ------        ------       ------       ------       ------
Income from Investment Operations:
  Net Investment Income..............   0.02         0.02          0.10         0.12         0.07(a)      0.19(a)
  Net Gain (Loss) on Investments
    (both Realized and Unrealized)...   0.28         2.07          1.43         1.15         1.31        (0.56)
                                      ------       ------        ------       ------       ------       ------
Total from Investment Operations.....   0.30         2.09          1.53         1.27         1.38        (0.37)
                                      ------       ------        ------       ------       ------       ------
Less Dividends and Distributions:
  Dividends from Net Investment
    Income (d)                         (0.03)          --         (0.08)       (0.11)       (0.14)       (0.09)
  Distribution from Capital Gains....     --        (1.61)        (1.43)       (1.10)          --           --
  Tax Return of Capital..............     --        (0.08)        (0.01)          --           --           --
                                      ------       ------        ------       ------       ------       ------
Total Dividends and Distributions....  (0.03)       (1.69)        (1.52)       (1.21)       (0.14)       (0.09)
                                      ------       ------        ------       ------       ------       ------
Net Asset Value, End of Period....... $11.05       $10.78        $10.38       $10.37       $10.31        $9.07
                                      ======       ======        ======       ======       ======       ======
Total Return (b).....................   2.79%       20.65%        14.77%       12.28%       15.30%       (3.90)%
------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000)......$26,914      $27,461       $24,630      $29,331      $30,632      $13,986
Ratio of Gross Expenses To Average
  Net Assets                            2.24%(e)     2.32%         2.45%        2.54%        2.69%        2.59%
Ratio of Net Expenses to Average
  Net Assets                            2.00%(c)(e)  2.00%(c)      2.00%(c)     2.17%(c)     2.69%        1.06%(c)
Ratio of Net Investment Income to
  Average Net Assets                    0.56%(e)     0.85%         0.85%        1.05%        0.68%        1.99%
Portfolio Turnover Rate..............  64.32%       87.79%        78.07%      114.30%      196.69%      174.76%



                                    SIX MONTHS                              CLASS B
                                       ENDED        -----------------------------------------------------------
                                     JUNE 30,                      YEAR ENDED DECEMBER 31,
                                       1999         -----------------------------------------------------------
                                    (UNAUDITED)      1998          1997         1996         1995        1994
                                    -----------     ------        ------       ------       ------      ------
Net Asset Value, Beginning of Period   $10.67       $10.31        $10.32       $10.28       $ 9.02       $9.53
                                       ------       ------        ------       ------       ------      ------
Income from Investment Operations:
  Net Investment Income.............     0.00         0.00          0.04         0.06         0.01        0.11(a)
  Net Gain (Loss) on Investments
    (both Realized and Unrealized)..     0.28         2.02          1.43         1.14         1.28       (0.57)
                                       ------       ------        ------       ------       ------      ------
Total from Investment Operations....     0.28         2.02          1.47         1.20         1.29       (0.46)
                                       ------       ------       ------        ------       ------      ------
Less Dividends and Distributions:
  Dividends from Net Investment
    Income (d)                          (0.01)          --         (0.03)       (0.06)       (0.03)      (0.05)
  Distribution from Capital Gains...       --        (1.61)        (1.45)       (1.10)          --          --
  Tax Return of Capital.............       --        (0.05)           --           --           --          --
                                       ------       ------        ------       ------       ------      ------
Total Dividends and Distributions...    (0.01)       (1.66)        (1.48)       (1.16)       (0.03)      (0.05)
                                       ------       ------        ------       ------       ------      ------
Net Asset Value, End of Period......   $10.94       $10.67        $10.31       $10.32       $10.28       $9.02
                                       ======       ======        ======       ======       ======      ======
Total Return (b)....................     2.63%       20.07%        14.26%       11.49%       14.54%      (4.84%)
-----------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000).....   $5,243       $6,039        $5,055       $4,932       $6,151      $5,628
Ratio of Gross Expenses To Average
  Net Assets                             3.15%(e)     3.25%         2.51%        3.19%        3.20%       3.21%
Ratio of Net Expenses to Average
  Net Assets                             2.50%(c)(e)  2.50%(c)     2.50%(c)      2.71%(c)     3.20%       1.88%(c)
Ratio of Net Investment Income to
  Average Net Assets                     0.06%(e)     0.36%        0.36%         0.51%        0.14%       1.14%
Portfolio Turnover Rate.............    64.32%       87.79%       78.07%       114.30%      196.69%     174.76%


----------
(a)Based on average shares outstanding.
(b)Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total returns for periods of less than one year are not annualized.
(c)After expenses reduced by a custodian fee, directed brokerage or Advisory fee waiver arrangement.
(d)Net of foreign taxes withheld (to be included in income and claimed as a tax credit on deduction by the shareholder for federal income tax purposes) of $0.01 for 1997.
(e)Annualized.


                       See Notes to Financial Statements

GOLD/RESOURCES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                                        CLASS A
                                                 -----------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED                               YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 1999    ------------------------------------------------------------
                                                   (UNAUDITED)      1998          1997         1996          1995         1994
                                                 --------------    ------        ------       ------        ------       ------
Net Asset Value, Beginning of Period........          $3.04         $3.47        $5.72         $5.58        $5.35         $6.34
                                                      -----         -----        -----         -----        -----         -----
Income from Investment Operations:
  Net Investment Loss.......................          (0.01)        (0.04)       (0.04)        (0.06)       (0.03)        (0.02)
  Net Gain (Loss) on Investments
    (both Realized and Unrealized)..........          (0.33)        (0.39)       (2.21)         0.20         0.26         (0.97)
                                                      -----         -----        -----         -----        -----         -----
Total from Investment Operations............          (0.34)        (0.43)       (2.25)         0.14         0.23         (0.99)
                                                      -----         -----        -----         -----        -----         -----
Net Asset Value, End of Period..............          $2.70         $3.04        $3.47         $5.72        $5.58         $5.35
                                                      =====         =====        =====         =====        =====         =====
Total Return (a)............................         (11.18%)      (12.39%)     (39.34%)        2.51%         4.3%       (15.60%)


------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000).............       $40,986        $53,397      $66,151      $132,298     $155,974      $186,091
Ratio of Gross Expenses to Average Net Assets         2.54%(c)       2.24%        1.87%         1.71%        1.81%         1.52%
Ratio of Net Expenses to Average Net Assets.          2.54%(c)       2.21%(b)     1.87%         1.71%        1.81%         1.52%
Ratio of Net Investment Loss to
  Average Net Assets........................        (0.47%)(c)      (0.98%)      (0.57%)       (0.75%)      (0.44%)       (0.30%)
Portfolio Turnover Rate.....................         47.03%         79.99%       32.46%        12.95%        6.16%        13.75%

----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total returns for periods less than one year are not annualized.
(b) After expenses reduced by a custodian fee and directed brokerage arrangement.
(c) Annualized.


                       See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                                                CLASS A
                                                  ----------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED                                    YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 1999     ----------------------------------------------------------------
                                                   (UNAUDITED)       1998           1997          1996           1995        1994
                                                  ------------      ------         ------        ------         ------      ------
Net Asset Value, Beginning of Period........          $6.59          $7.54        $11.90         $13.35        $15.21       $16.08
                                                      -----          -----        ------         ------        ------       ------
Income from Investment Operations:
  Net Investment Income.....................           0.03           0.06          0.09           0.05          0.08         0.19
  Net Gain (Loss) on Investments
    (both Realized and Unrealized)..........          (0.56)         (0.95)        (4.36)         (1.29)        (1.44)       (0.36)
                                                      -----          -----        ------         ------        ------       ------
Total from Investment Operations............          (0.53)         (0.89)        (4.27)         (1.24)        (1.36)       (0.17)
                                                      -----          -----        ------         ------        ------       ------
Less Dividends and Distributions:
  Dividends from Net Investment Income (a)..          (0.03)         (0.06)        (0.09)         (0.07)        (0.10)       (0.18)
  Distributions from Capital Gains..........             --             --            --          (0.14)        (0.38)       (0.52)
  Tax Return of Capital.....................             --             --            --             --         (0.02)          --
                                                      -----          -----        ------         ------        ------       ------
Total Dividends and Distributions...........          (0.03)         (0.06)        (0.09)         (0.21)        (0.50)       (0.70)
                                                      -----          -----        ------         ------        ------       ------
Net Asset Value, End of Period..............          $6.03          $6.59        $ 7.54         $11.90        $13.35       $15.21
                                                      =====          =====        ======         ======        ======       ======
Total Return (b)............................          (8.05%)       (11.87%)      (36.00%)        (9.37%)       (8.93%)      (1.04%)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000).............       $233,303       $238,639      $232,944       $409,331      $519,795     $634,808
Ratio of Gross Expenses to Average Net Assets          1.99%(d)       1.78%         1.52%          1.43%         1.42%        1.15%
Ratio of Net Expenses to Average Net Assets.           1.99%(d)       1.76%(c)      1.47%(c)       1.43%         1.42%        1.15%
Ratio of Net Investment Income to
  Average Net Assets........................           0.74%(d)       0.99%         0.90%          0.36%         0.55%        1.23%
Portfolio Turnover Rate.....................          45.64%         86.65%        19.99%        112.45%         4.10%        7.08%

----------
(a) Net of foreign taxes withheld (to be included in income and claimed as a tax credit or deduction by the shareholder for federal income tax purposes) of $0 for 1998 and 1997, $0.01 for 1996, $0.03 for 1995 and $0.07 for 1994.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total returns for periods of less than one year are not annualized.
(c) After expenses reduced by a custodian fee and directed brokerage arrangement.
(d) Annualized.

                       See Notes to Financial Statements

U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                   SIX MONTHS
                                                      ENDED                           YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 1999      -----------------------------------------------------------
                                                   (UNAUDITED)        1998         1997        1996         1995          1994
                                                  ------------       ------       ------      ------       ------        ------
Net Asset Value, Beginning of Period........          $1.00           $1.00       $1.00        $1.00        $1.00         $1.00
                                                     ------          ------      ------       ------       ------        ------
Income from Investment Operations:
  Net Investment Income.....................          .0156          0.0388      0.0377       0.0385       0.0456        0.0311
Less Distributions to Shareholders:
  Dividends from Net Investment Income......         (.0156)        (0.0388)    (0.0377)     (0.0385)     (0.0456)      (0.0311)
                                                     ------          ------      ------       ------       ------        ------
Net Asset Value, End of Period..............          $1.00           $1.00       $1.00        $1.00        $1.00         $1.00
                                                     ======          ======      ======       ======       ======        ======
Total Return................................           3.15%(a)        3.88%       3.77%        3.85%        4.56%         3.11%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000).............        $25,099         $47,222     $76,650     $107,698      $70,130       $47,078
Ratio of Gross Expenses to Average Net Assets          1.23%(a)        1.20%       1.28%        1.23%        1.25%         1.12%
Ratio of Net Investment Income to
  Average Net Assets........................           3.16%(a)        3.89%       3.91%        4.02%        4.45%         3.07%

----------
(a) Annualized.

                       See Notes to Financial Statements

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:
Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The Trust operates as a series fund currently comprised of six portfolios: Asia Dynasty Fund, Global Leaders Fund (name changed on May 1, 1999 from Global Balanced
Fund), Global Hard Assets Fund, Gold/Resources Fund, International Investors Gold Fund and U.S. Government Money Fund (the "Funds"). Asia Dynasty Fund, and U.S. Government Money Fund are classified as diversified funds under the Investment Company Act of 1940, as amended. Global Hard Assets Fund, Global Leaders Fund, Gold/Resources Fund and International Investors Gold Fund are non-diversified funds. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at amortized cost which with accrued interest approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is each Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Realized gains or losses and the appreciation (depreciation) attributable to foreign currency fluctuations on other foreign currency denominated assets and liabilities are recorded as net realized or unrealized gains and losses from foreign currency transactions, respectively.

D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E. DISTRIBUTIONS TO SHAREHOLDERS--Dividends to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from such amounts determined in accordance with generally accepted accounting principles.

F. DEFERRED ORGANIZATION COSTS--Deferred organization costs are being amortized over a period of five years.

    USE OF DERIVATIVE INSTRUMENTS

G. OPTION CONTRACTS--The Funds (except U.S. Government Money Fund) may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Funds the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

    The Funds (except U.S. Government Money Fund) may also write call or put options. As the writer of an option, the Funds receive a premium. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write only covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold by the Funds expose them during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. A put option sold by the Funds is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

H. SHORT SALES--The Global Hard Assets Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security which it does not own by borrowing it from a broker. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions.

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(continued)
--------------------------------------------------------------------------------
    Cash is deposited in a segregated account with brokers, maintained by the Fund, for its short sales. At June 30, 1999, amounts deposited in the segregated accounts amounted to $1,294,349. Proceeds from securities sold short are reported as liabilities and are marked to market. Gains and losses are classified as realized when short positions are closed. At June 30, 1999, the Fund had realized loss of $213,381 and unrealized depreciation of $78,408 on short sales of securities.

I. FUTURES--The Funds (except U.S. Government Money Fund) may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may engage in these transactions for hedging purposes and (except for Gold/Resources Fund) for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

J. STRUCTURED NOTES--The Funds may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corp. will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund.

    Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At June 30, 1999, the following structured notes were outstanding:


                                                             % OF NET
                                                  VALUE       ASSETS
                                               -----------  -----------
    Business Development Bank of Canada
      Yen/Gold Linked Note
    GLOBAL HARD ASSETS FUND ................    $ 884,400       2.5%
    GOLD/RESOURCES FUND.....................    $ 804,000       2.0%
    INTERNATIONAL INVESTORS GOLD FUND ......   $5,634,000       2.4%


NOTE 2--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services. The Asia Dynasty Fund and Global Leaders Fund each pay the Adviser a monthly fee at the annual rate of .75% of average daily net assets. The Global Hard Assets Fund pays the Adviser a monthly fee at the annual rate of 1% of average daily net assets, a portion of which is paid to the Adviser for accounting and administrative services it provides to the Fund. The Gold/Resources and International Investors Gold Funds each pay the Adviser a monthly fee at the annual rate of .75 of 1% of the first $500 million of average daily net assets of the Fund, .65 of 1% of the next $250 million of average daily net assets and .50 of 1% of average daily net assets in excess of $750 million. The U.S. Government Money Fund pays the Adviser a monthly fee at the annual rate of .50 of 1% of the first $500 million of average daily net assets,
 .40 of 1% of the next $250 million of average daily net assets and .375 of 1% of average daily net assets in excess of $750 million.

In  accordance  with  the  advisory  agreement,  the  Funds  reimbursed  Van Eck
Associates   Corporation   for  costs   incurred  in  connection   with  certain
administrative and operating functions.

For the six months ended June 30, 1999, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares and 2.5% of average daily net assets for Class B shares for the Global Leaders Fund. Expenses were reduced by $44,614 under this agreement. For the six months ended June 30, 1999, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares and 2.5% of average daily net assets for the period January 1, 1999 to February 28, 1999 and 2.75% of average daily net assets for the period March 1, 1999 to June 30, 1999 for Class B and C shares, for the Global Hard Assets Fund. Expenses were reduced by $92,186 under this agreement.

Van Eck Associates Corporation also performs accounting and administrative services for Asia Dynasty Fund, Global Leaders Fund, Gold/Resources Fund and International Investors Gold Fund and is paid at an annual rate of .25 of 1% of average daily net assets (Asia Dynasty Fund and Global Leaders Fund) or at an annual rate of .25 of 1% of the first $750 million of each Fund's average daily net assets and .20 of 1% of average daily net assets in excess of $750 million (Gold/Resources Fund and International Investors Gold Fund).

The Funds have a fee arrangement based on cash balances left on deposit with the custodian which reduces operating expenses. For the six months ended June 30, 1999, the portion of expenses reduced under this arrangement amounted to $6,536 for the Global Leaders Fund.

The Funds (except the U.S. Government Money Fund) had some of the portfolio trades directed to a broker-dealer who, in return, agreed to pay a portion of the Funds' expenses.

For the six months ended June 30,1999, Van Eck Securities Corporation (the Distributor) received $249,962 in sales loads of which $201,509 was reallowed to broker dealers.

Certain of the  officers and  trustees of the Trust are  officers,  directors or
stockholders   of  Van  Eck  Associates   Corporation  and  Van  Eck  Securities
Corporation.

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

NOTE 3--INVESTMENTS
For federal income tax purposes, the identified cost of investments owned at June 30, 1999 is $24,389,960, $34,325,668, $23,907,452, $39,321,845 and
$207,779,389 for the Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund, Gold/Resources Fund and International Investors Gold Fund, respectively. The U.S. Government Money Fund's identified cost for federal income taxes is the same for financial reporting purposes. As of June 30, 1999, gross unrealized gains and losses were as follows:


                               Gross                 Gross               Net
                             Unrealized           Unrealized         Unrealized
                                Gains               Losses             Gains
                            ------------          -----------       -----------
Asia Dynasty Fund...........$ 12,677,436          $   104,366       $12,573,070
Global Hard Assets Fund.....   3,825,638            3,734,976            90,662
Global Leaders Fund.........   9,180,355              502,458         8,677,897
Gold/Resources Fund.........   9,257,513            6,903,703         2,353,810
International Investors
  Gold Fund ................  38,677,505           23,430,995        15,246,510

At December 31, 1998 the Funds had the following capital loss carryforward available to offset future capital gains; Asia Dynasty Fund $2,192,520 expiring December 31, 2006; Global Hard Assets Fund $10,038,525 expiring December 31, 2006; Gold/Resources Fund $56,893,160 expiring between December 31, 1999 through December 31, 2006; International Investors Gold Fund $13,754,006 expiring between December 31, 2005 through December 31, 2006.

Purchases and sales of investment securities for the six months ended June 30, 1999, other than short-term obligations, were as follows:

                                                              PROCEEDS
                                          COST OF               FROM
                                        INVESTMENT           INVESTMENT
                                        SECURITIES           SECURITIES
                                         PURCHASED               SOLD
                                        -----------          -----------
Asia Dynasty Fund................       $23,003,239          $15,629,349
Global Hard Assets Fund..........        37,072,292           40,541,315
Global Leaders Fund..............        20,656,996           22,076,859
Gold/Resources Fund..............        20,884,042           22,614,077
International Investors
  Gold Fund                              69,881,084           87,507,340

NOTE 4--Pursuant to Rule 12b-1 Plans of Distribution (the Plans) all of the Funds (except International Investors Gold Fund) are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to Van Eck Securities Corporation (VESC), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Funds. The amount paid under the Plans in any one year is limited to 0.50% of average daily net assets (except for Gold Resources Fund, International Investors Gold Fund and U.S. Government Money Fund which is 0.25%) for Class A shares and 1% of average daily net assets for Classes B and C shares (the Annual Limitations). For Class C shares, the Funds will pay to the selling broker at the time of sale 1% of the amount of the purchase. Such Class C 12b-1 fees will be expensed by the Funds over the course of the first twelve months from the time of purchase. Should the payments to the brokers made by the Funds exceed, on an annual basis, 1% of average daily net assets, VESC will reimburse the Funds for any excess. Class C shareholders redeeming within one year of purchase will be subject to a 1% redemption charge which will be retained by the Funds. After the first year, the 1% 12b-1 fee will be paid to VESC which will retain a portion of the fee for distribution services and pay the remainder to brokers.

Distribution expenses incurred under the Plans that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Funds within the Annual Limitation.

VESC has waived its right to reimbursement of the carried forward amounts incurred through June 30, 1999 in the event the Plans are terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate.

The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of June 30, 1999, were as follows: Asia Dynasty Fund - $1,226,521 for Class A shares and $1,492,659 for Class B shares; Global Hard Assets Fund - $887,786 for Class A shares, $90,600 for Class B shares and $290,062 for Class C shares; Global Leaders Fund - $911,249 for Class A shares and $430,618 for Class B shares.

NOTE 5--Shares of Beneficial Interest Issued and Redeemed (unlimited number of $.001 par value shares authorized):


                                ASIA DYNASTY FUND
                        ------------------------------------
                         SIX MONTHS ENDED    YEAR ENDED
                             JUNE 30,       DECEMBER 31,
                         1999 (UNAUDITED)       1998
                        -----------------------------------

Class A
Shares sold                  2,734,496       1,999,713
Shares reinvested                  --               --
                         -------------      ----------
                             2,734,496       1,999,713
Shares reacquired           (1,628,475)     (2,275,305)
                         -------------      ----------
Net increase (decrease)      1,106,021        (275,592)
                         =============      ==========
Class B
Shares sold                    103,679          84,734
Shares reinvested                   --              --
                         -------------      ----------
                               103,679          84,734
Shares reacquired             (103,440)       (335,960)
                         -------------      ----------
Net increase (decrease)            239        (251,226)
                         =============      ==========


                              GLOBAL HARD ASSETS FUND
                    -----------------------------------------

                         SIX MONTHS ENDED    YEAR ENDED
                             JUNE 30,       DECEMBER 31,
                         1999 (UNAUDITED)       1998
                        -----------------------------------

Class A
Shares sold                  586,963           738,118
Reinvestment of dividends      7,701            31,509
                       -------------        ----------
                             594,664           769,627
Shares reacquired           (657,702)       (2,507,005)
                       -------------        ----------
Net decrease                 (63,038)       (1,737,378)
                       =============        ==========
Class B
Shares sold                   27,489           182,498
Reinvestment of dividends          --             6,161
                       -------------        ----------
                              27,489           188,659
Shares reacquired           (129,415)         (326,389)
                       -------------        ----------
Net decrease                (101,926)         (137,730)
                       =============        ==========

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

                          GLOBAL HARD ASSETS FUND (CONT.)
                    -----------------------------------------
Class C
Shares sold                   13,008           149,229
Shares reinvested                 --             4,414
                       -------------        ----------
                              13,008           153,643
Shares reacquired            (75,688)         (323,996)
                       -------------        ----------
Net decrease                 (62,680)         (170,353)
                       =============        ==========


                                GLOBAL LEADERS FUND
                    -----------------------------------------
                         SIX MONTHS ENDED    YEAR ENDED
                             JUNE 30,       DECEMBER 31,
                         1999 (UNAUDITED)       1998
                        ----------------------------------

Class A
Shares sold                  212,335           346,394
Shares reinvested              6,234           324,735
                       -------------        ----------
                             218,569           671,129
Shares reacquired           (332,037)         (495,431)
                       -------------        ----------
Net increase (decrease)     (113,468)          175,698
                       =============        ==========
Class B
Shares sold                   62,754           117,857
Shares reinvested                383            59,495
                       -------------        ----------
                              63,137           177,352
Shares reacquired           (149,692)         (101,591)
                       -------------        ----------
Net increase (decrease)      (86,555)           75,761
                       =============        ==========


                                GOLD/RESOURCES FUND
                    -----------------------------------------
                         SIX MONTHS ENDED    YEAR ENDED
                             JUNE 30,       DECEMBER 31,
                         1999 (UNAUDITED)       1998
                        -----------------------------------
Class A
Shares sold                2,525,500         6,268,313
Shares reacquired         (4,876,365)       (7,783,650)
                       -------------        ----------
Net decrease              (2,350,865)       (1,515,337)
                       =============        ==========


                        INTERNATIONAL INVESTORS GOLD FUND
                    -----------------------------------------
                         SIX MONTHS ENDED    YEAR ENDED
                             JUNE 30,       DECEMBER 31,
                         1999 (UNAUDITED)       1998
                        -----------------------------------
Class A
Shares sold                308,015,326      521,796,216
Shares reinvested              112,358          211,708
                      ----------------      -----------
                           308,127,684      522,007,924
Shares reacquired         (305,655,503)    (516,717,224)
                      ----------------     ------------
Net increase                 2,472,181        5,290,700
                      ================      ===========


                         U.S. GOVERNMENT MONEY MARKET FUND
                    -----------------------------------------
                         SIX MONTHS ENDED    YEAR ENDED
                             JUNE 30,       DECEMBER 31,
                         1999 (UNAUDITED)       1998
                        -----------------------------------
Shares sold              1,940,271,210    3,670,980,599
Shares issued in
  connection with
  an acquisition                     --        7,517,642
Shares reinvested              671,506        1,495,988
                      ----------------    -------------
                         1,940,942,716    3,679,994,229
Shares reacquired       (1,963,056,108)  (3,709,422,005)
                      ----------------    -------------
Net decrease               (22,113,392)     (29,427,776)
                      ================    =============


NOTE 6--Forward Foreign Currency Contracts--The Funds (except U.S. Government Money Fund) may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds (except U.S. Government Money Fund) may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized loss from foreign currency transactions. At June 30,1999, the following forward foreign currency contracts were outstanding:



                                         VALUE AT                   UNREALIZED
                                        SETTLEMENT     CURRENT     APPRECIATION
CONTRACTS                                  DATE         VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------
GLOBAL LEADERS FUND
Foreign Currency Purchase Contracts:
AUD 753,000 expiring 7/29/99            $493,042      $501,343        $8,301
EUR 171,094 expiring 7/06/99             177,809       176,303        (1,506)
GBP 470,000 expiring 7/13/99             761,870       741,228       (20,642)
                                                                     -------
                                                                     (13,847)
                                                                     -------
Foreign Currency Sale Contracts:
AUD 753,000 expiring 7/29/99             498,652       501,343        (2,691)
GBP 411,000 expiring 7/13/99             661,710       648,180        13,530
GBP 59,000 expiring 7/13/99               94,407        93,048         1,359
JPY 13,290,319 expiring 7/06/99          109,855       109,760            95
JPY 71,184,825 expiring 7/21/99          595,191       589,826         5,365
                                                                      ------
                                                                      17,658
                                                                      ------
                                                                      $3,811
                                                                      ======
NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN

The Trust established a Deferred Compensation Plan (the Plan) for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Funds contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Funds have elected to show this deferred liability net of the corresponding asset for financial statement purposes. The Plan has been approved by the Internal Revenue Service.

As of June 30, 1999, the total liability portion of the Plan is as follows:

Asia Dynasty Fund-$12,157, Global Hard Assets Fund-$15,348, Global Leaders Fund-$11,547, Gold/Resources Fund-$29,077, International Investors Gold Fund-$99,658 and U.S. Government Money Fund-$34,596.

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------
NOTE 8--RESTRICTED SECURITIES

The following securities are restricted as to sale and deemed to be illiquid:

                                                                      PERCENT OF
                            DATES                                     NET ASSETS
                          ACQUIRED        COST        VALUE AT         6/30/99
                         -----------    ---------     --------        ----------
ASIA DYNASTY FUND
Berjaya Sports
  Toto Berhad             4/26/99        $443,334     $643,342           1.6%
Commerce Asset
  Holdings Berhad         4/26/99         430,236      736,296           1.8%
IOI Properties Berhad      5/6/99-
                           6/4/99         263,259      301,018           0.7%
MMA Holdings Berhad       4/27/99         248,836      417,754           1.0%
Paul Y Properties
  Group Ltd.              5/10/99          67,803      524,411           1.3%
UMW Holdings Berhad       5/12/99-
                          5/13/99         306,700      401,827           1.0%


GLOBAL HARD ASSETS FUND
AltaGas Service Co., Inc. 4/23/98         250,480      278,893           0.8%
Khanty-Mansiysk
  Oil Co.                 1/31/97         549,995      797,525           2.3%
Windsor Energy
  Corp                    7/09/96-
                          5/27/99       1,266,515       88,341           0.3%


NOTE 9--Schedule of Affiliated Company Transactions:
Transactions with affiliates (as defined by the Investment Company Act of 1940) for the six months ended June 30, 1999:

                                GOLD/        INTERNATIONAL
                              RESOURCES        INVESTORS
                                FUND           GOLD FUND
                            -------------   --------------
PIEDMONT MINING CO.
12/31/98 Share Balance        1,000,000         1,270,000
Purchases:
Shares                            --                --
Cost                              --                --
Sales:
Shares                            --                --
Cost                              --                --
Realized Gain (Loss)              --                --
6/30/99 Share Balance        1,000,000          1,270,000
Market Value                   $80,000           $101,600
Dividend Income                   --                --


NOTE 10--Collateral for repurchase agreements, the value of which must be at least 102% of the underlying debt obligation, plus accrued interest, is held by the Funds' custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Funds would become exposed to market fluctuation on the collateral.

NOTE 11--EQUITY SWAPS

The Funds may enter into equity swaps to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. At June 30, 1999, the following swaps were outstanding (stated in U.S. dollars):

                                                                   UNREALIZED
UNDERLYING         NUMBER OF        NOTIONAL       TERMINATION    APPRECIATION
SECURITY             SHARES          AMOUNT           DATE       (DEPRECIATION)
----------         ---------        --------       -----------   --------------
ASIA DYNASTY
FUND
United
Microelectronics
Corp.               131,000         $279,054         6/23/00        $(44,175)
Global Hard
Assets Fund
Gazprom
Oil Co.             239,200         $ 47,960         3/15/00           8,970

NOTE 12--Acquisition

U.S. GOVERNMENT MONEY FUND:
As of the close of business on April 24, 1998, the Fund acquired all the net assets of the Van Eck/Chubb Money Market Fund pursuant to a plan of reorganization approved by the Van Eck/Chubb Money Market Fund shareholders on April 16, 1998. The acquisition was accomplished by a tax-free exchange of 7,517,642 shares of U.S. Government Money Fund (valued at $7,517,642) for the 7,517,642 shares of Van Eck/Chubb Money Market Fund outstanding on April 24, 1998. Van Eck/Chubb Money Market Fund's net assets at that date, $7,517,642, were combined with those of U.S. Government Money Fund. The aggregate net assets of U.S. Government Money Fund and Van Eck/Chubb Money Market Fund before the acquisition were $32,921,989 and $7,517,642, respectively.

NOTE 13--CHANGE OF INDEPENDENT ACCOUNTANT
During the fiscal year the Board of Trustees of the Van Eck Funds approved a change of the Fund's Independent Accountants to Ernst & Young LLP.

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Investment Adviser:       Van Eck Associates Corporation
       Distributor:       Van Eck Securities Corporation
                          99 Park Avenue, New York, NY 10016  www.vaneck.com
Account Assistance:       (800) 544-4653

This report must be accompanied or preceded by a Van Eck Global Prospectus, which includes more complete information such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before you invest.